T ROWE PRICE LOGO
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T. ROWE PRICE ASSOCIATES, INC., 100 EAST PRATT STREET, BALTIMORE, MD 21202



James S. Riepe
Managing Director



Dear Shareholder:

    All of the T. Rowe Price mutual funds will hold shareholder meetings in 1994 to elect directors, ratify the selection of independent accountants, and approve amendments to a number of investment policies.
    The T. Rowe Price funds are not required to hold annual meetings each year if the only items of business are to elect directors or ratify accountants. In order to save fund expenses, most of the funds have not held annual meetings for a number of years. There are, however, conditions under which the funds must ask shareholders to elect directors, and one is to comply with a requirement that a minimum number have been elected by shareholders, not appointed by the funds' boards. Since the last annual meetings of the T. Rowe Price funds, several directors have retired and new directors have been added. In addition, a number of directors will be retiring in the near future.
    Given this situation, we believed it appropriate to hold annual meetings for all the T. Rowe Price funds in 1994. At the same time, we reviewed the investment policies of all of the funds for consistency and to assure the portfolio managers have the flexibility they need to manage your money in today's fast changing financial markets. The changes being recommended, which are explained in detail in the enclosed proxy material, DO NOT ALTER THE FUNDS' INVESTMENT OBJECTIVES OR BASIC INVESTMENT PROGRAMS.
    In many cases the proposals are common to several funds, so we have combined certain proxy statements to save on fund expenses. For those of you who own more than one of these funds, the combined proxy may also save you the time of reading more than one document before you vote and mail your ballots. The proposals which are specific to an individual fund are easily identifiable on the Notice and in the proxy statement discussion. If you own more than one fund, please note that EACH FUND HAS A SEPARATE CARD. YOU SHOULD VOTE AND SIGN EACH ONE, then return all of them to us in the enclosed postage-paid envelope.
    Your early response will be appreciated and could save your fund the substantial costs associated with a follow-up mailing. We know we are asking you to review a rather formidable proxy statement, but this approach represents the most efficient one for your fund as well as for the other funds. Thank you for your cooperation. If you have any questions, please call us at 1-800-225-5132.

                                           Sincerely,

                                           SIGNATURE

                                           James S. Riepe
                                           Director, Mutual Funds Division

                                                      CUSIP#779575109/fund#052
                                                      CUSIP#741486104/fund#059
                                                      CUSIP#779576107/fund#045
                                                      CUSIP#77957S109/fund#049
                                                      CUSIP#779902105/fund#056

                  T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.
                 T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.
                   T. ROWE PRICE TAX-FREE INCOME FUND, INC.
         T. ROWE PRICE TAX-FREE INSURED INTERMEDIATE BOND FUND, INC.
             T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

                      NOTICE OF MEETING OF SHAREHOLDERS

                                 JUNE 8, 1994

    The Annual Meeting of Shareholders of the T. Rowe Price Tax-Exempt Money Fund, Inc. ("Money Fund"), T. Rowe Price Tax-Free High Yield Fund, Inc. ("High Yield Fund"), T. Rowe Price Tax-Free Income Fund, Inc. ("Income Fund"), T.
Rowe Price Tax-Free Insured Intermediate Bond Fund, Inc. ("Insured Intermediate Fund") and T. Rowe Price Tax-Free Short-Intermediate Fund, Inc. ("Short-Intermediate Fund") (each a "Fund" and collectively the "Funds"), each a Maryland corporation, will be held jointly on Wednesday, June 8, 1994, at 8:30 o'clock a.m., Eastern time, at the offices of the Funds, 100 East Pratt Street, Baltimore, Maryland 21202. The following matters will be acted upon at that time:
    1. FOR THE SHAREHOLDERS OF EACH FUND: To elect directors for the Fund in which you invest to serve until the next annual meeting, if any, or until their successors shall have been duly elected and qualified;
    2. FOR THE SHAREHOLDERS OF EACH FUND:
       A. To amend each Fund's fundamental policies on investing in municipal securities;
       B. To amend each Fund's fundamental policies to increase its ability to engage in borrowing transactions;
       C.  To   amend   each   Fund's   fundamental   policies   on   industry
           concentration;
       D. To amend each Fund's fundamental policies to increase its ability to engage in lending transactions;
       E. To amend each Fund's fundamental policies to increase the percentage of Fund assets which may be invested in the securities of any single issuer;
       F. To amend each Fund's fundamental policies to permit the Fund to purchase more than 10% of an issuer's voting securities;
       G.  To amend each Fund's fundamental policies concerning real estate;
       H. To change from a fundamental policy to an operating policy each Fund's policy on investing in equity securities;
       FOR THE SHAREHOLDERS OF THE HIGH YIELD, INCOME, INSURED INTERMEDIATE AND SHORT-INTERMEDIATE FUNDS:
       I. To amend each Fund's fundamental policies on investing in commodities and futures contracts to permit greater flexibility in futures trading;
       FOR THE SHAREHOLDERS OF THE HIGH YIELD, INCOME, MONEY AND SHORT-INTERMEDIATE FUNDS:
       J. To amend each Fund's fundamental policies on the issuance of senior securities;
                                                      CUSIP#779575109/fund#052
                                                      CUSIP#741486104/fund#059
                                                      CUSIP#779576107/fund#045
                                                      CUSIP#77957S109/fund#049
                                                      CUSIP#779902105/fund#056

       K. To amend each Fund's fundamental policies regarding the underwriting of securities;
       L. To change from a fundamental to an operating policy each Fund's policy on control of portfolio companies;
       M. To change from a fundamental to an operating policy each Fund's policy on investing in other investment companies;
       N. To change from a fundamental to an operating policy each Fund's policy on purchasing securities on margin;
       O. To change from a fundamental to an operating policy each Fund's policy on pledging assets;
       P. To change from a fundamental to an operating policy each Fund's policy on investing in oil and gas programs;
       Q. To change from a fundamental to an operating policy each Fund's policy on investing in options;
       R. To change from a fundamental to an operating policy each Fund's policy on ownership of portfolio securities by officers and directors;
       S. To change from a fundamental to an operating policy each Fund's policy on purchasing illiquid securities;
       T. To change from a fundamental to an operating policy each Fund's policy on short sales; and
       U. To change from a fundamental to an operating policy each Fund's policy on unseasoned issuers.
    3. FOR THE SHAREHOLDERS OF EACH FUND: To ratify or reject the selection of the firms of Coopers & Lybrand as the independent accountants for the Money, High Yield and Insured Intermediate Funds and Price Waterhouse as the independent accountants for the Income and Short-Intermediate Funds for the three-month fiscal year ending May 31, 1994 and the fiscal year ending May 31, 1995;
    4. FOR THE SHAREHOLDERS OF THE INCOME AND MONEY FUNDS: To amend each Fund's Articles of Incorporation to delete the policy on pricing securities; and
    5. To transact such other business as may properly come before the meeting and any adjournments thereof.

                                                             LENORA V. HORNUNG
                                                             Secretary
April 25, 1994
100 East Pratt Street
Baltimore, Maryland 21202

                            YOUR VOTE IS IMPORTANT
SHAREHOLDERS ARE URGED TO DESIGNATE THEIR CHOICES ON EACH OF THE MATTERS TO BE ACTED UPON AND TO DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR PROMPT RETURN OF THE PROXY WILL HELP ASSURE A QUORUM AT THE MEETING AND AVOID THE ADDITIONAL FUND EXPENSE OF FURTHER SOLICITATION.

                  T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.
                 T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.
                   T. ROWE PRICE TAX-FREE INCOME FUND, INC.
         T. ROWE PRICE TAX-FREE INSURED INTERMEDIATE BOND FUND, INC.
             T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

                    MEETING OF SHAREHOLDERS--JUNE 8, 1994

                               PROXY STATEMENT

    This statement is furnished in connection with the solicitation of proxies by the T. Rowe Price Tax-Exempt Money Fund, Inc. ("Money Fund"), T. Rowe Price Tax-Free High Yield Fund, Inc. ("High Yield Fund"), T. Rowe Price Tax-Free Income Fund, Inc. ("Income Fund"), T. Rowe Price Tax-Free Insured Intermediate Bond Fund, Inc. ("Insured Intermediate Fund") and T. Rowe Price Tax-Free Short-Intermediate Fund, Inc. ("Short-Intermediate Fund") (each a "Fund" and collectively the "Funds"), each a Maryland corporation, for use at the Annual Meeting of Shareholders of each Fund to be held jointly on June 8, 1994, and at any adjournments thereof.
    Shareholders may vote only on matters which concern the Fund or Funds in which they hold shares. Shareholders are entitled to one vote for each full share, and a proportionate vote for each fractional share, of the Fund held as of the record date. Under Maryland law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the Fund: (1) if only one votes, that vote will bind all;
(2) if more than one votes, the vote of the majority will bind all; and (3) if more than one votes and the vote is evenly divided, the vote will be cast proportionately.
    In order to hold the meeting, a majority of each Fund's shares entitled to be voted must have been received by proxy or be present at the meeting. In the event that a quorum is present but sufficient votes in favor of one or more of the Proposals are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the meeting adjourned. The persons named as proxies will vote in favor of such adjournment if they determine that such adjournment and additional solicitation is reasonable and in the interests of each Fund's shareholders. The shareholders of each Fund vote separately with respect to each Proposal.
    The individuals named as proxies (or their substitutes) in the enclosed proxy card (or cards if you own shares of more than one Fund or have multiple accounts) will vote in accordance with your directions as indicated thereon if your proxy is received properly executed. You may direct the proxy holders to vote your shares on a Proposal by checking the appropriate box "For" or "Against," or instruct them not to vote those shares on the Proposal by checking the "Abstain" box. Alternatively, you may simply sign, date and return your proxy card(s) with no specific instructions as to the Proposals. If you properly execute your proxy card and give no voting instructions with respect to a Proposal, your shares will be voted for the Proposal. Any proxy may be revoked at any time prior to its exercise by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

    Absentions and "broker non-votes" (as defined below) are counted for purposes of determining whether a quorom is present for purposes of convening the meeting. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one or more Proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. If a Proposal must be approved by a percentage of votes cast on the Proposal, abstentions and broker non-votes will not be counted as "votes cast" on the Proposal and will have no effect on the result of the vote. If the Proposal must be approved by a percentage of voting securities present at the meeting, abstentions will be considered to be voting securities that are present and will have the effect of being counted as votes against the proposal. Broker non-votes will not be counted for any purpose in connection with calculating the vote on such a Proposal.
    VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING BY EACH FUND IS SUFFICIENT TO APPROVE PROPOSAL 1 FOR EACH FUND. A MAJORITY OF THE VOTES CAST IS SUFFICIENT TO APPROVE PROPOSAL 3 FOR EACH FUND. APPROVAL OF PROPOSAL 4 REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF EACH OF THE INCOME AND MONEY FUNDS' OUTSTANDING SHARES. APPROVAL OF ALL REMAINING PROPOSALS OF EACH FUND REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF THE LESSER OF (A) 67% OF THE SHARES PRESENT AT THE MEETING IN PERSON OR BY PROXY (if the holders of 50% OR MORE OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY), OR (B) A MAJORITY OF EACH FUND'S OUTSTANDING SHARES.
    If the proposed amendments to each Fund's fundamental investment policies are approved, they will become effective on or about July 1, 1994. If a proposed amendment to a Fund's fundamental investment policies is not approved, that policy will remain unchanged. If the proposed amendment to the Income and Money Funds' Articles of Incorporation is approved, it will become effective on or about July 1, 1994. If the proposed amendment to the Articles of Incorporation is not approved, each Fund's Articles will remain unchanged.
    Each Fund will pay a portion of the costs of the meeting, including the solicitation of proxies, allocated on the basis of the number of shareholder accounts of each Fund. Persons holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts. In addition to the solicitation of proxies by mail, directors, officers, and/or employees of each Fund or of its investment manager, T. Rowe Price Associates, Inc. ("T. Rowe Price"), may solicit proxies in person or by telephone.
    The approximate date on which this Proxy Statement and form of proxy is first being mailed to shareholders of each Fund is April 25, 1994.

1.  ELECTION OF DIRECTORS

    The following table sets forth information concerning each of the nominees for director indicating the particular Board(s) on which the nominee has been asked to serve. Each nominee has agreed to hold office until the next annual meeting (if any) or his/her successor is duly elected and qualified. With the exception of Ms. Whittemore and Messrs. Black and Burnett, each of the nominees is a member of the present Board of Directors of each Fund and has served in that capacity since originally elected by the shareholders. Mr. Burnett was elected a director of each Fund by its Board of Directors on January 19, 1993. A shareholder using the enclosed proxy form can vote for all or any of the nominees of the Board of Directors or withhold his or her vote from all or any of such nominees. IF THE PROXY CARD IS PROPERLY EXECUTED BUT UNMARKED, IT WILL BE VOTED FOR ALL OF THE NOMINEES. Should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Directors of the Fund may recommend. There are no family relationships among these nominees.
    The membership of the five Boards will not be identical following election at the meeting. Specifically, certain individuals who are interested persons of T. Rowe Price are being elected to only one of the Funds. Shareholders are being asked to elect the Board of Directors of their respective Fund only.


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
                                                                       Fund             All Other Price
                                                                Shares Beneficially      Funds' Shares
  Name, Address, Date of                                        Owned, Directly or    Beneficially Owned
   Birth of Nominee and                                          Indirectly, as of      Directly as of
    Position with Fund         Principal Occupations/(1)/          2/28/94/(2)/             2/28/94
- ----------------------------------------------------------------------------------------------------------
Robert P. Black             Retired; formerly President,       Money Fund: --          3,223
10 Dahlgren Road            Federal Reserve Bank of Richmond;  High Yield Fund:--
Richmond, VA 23233          Director/Trustee of nine other T.  Income Fund:--
12/21/27                    Rowe Price Income Funds/Trusts     Insured Intermediate
[bullet]Initial election                                       Fund: --
as Director of: Money                                          Short-Intermediate
Fund, High Yield Fund,                                         Fund:--
Income Fund, Insured
Intermediate Fund and
Short-Intermediate Fund

Calvin W. Burnett, Ph.D.    President, Coppin State College;   Money Fund: --          5,054
2500 West North Avenue      Director, Maryland Chamber of      High Yield Fund:--
Baltimore, MD 21216         Commerce and Provident Bank of     Income Fund: --
3/16/32                     Maryland; President, Baltimore     Insured Intermediate
[bullet]Director since      Area Council Boy Scouts of         Fund: --
1993 of: Money Fund, High   America; Vice President, Board of  Short-Intermediate
Yield Fund, Income Fund,    Directors, The Walters Art         Fund:--
Insured Intermediate Fund   Gallery; and a Director/Trustee
and Short-Intermediate      of the 11 other T. Rowe Price
Fund                        Income Funds/Trusts

*George J. Collins          President, Managing Director and   Money Fund: 76,295    358,337
100 East Pratt Street       Chief Executive Officer, T. Rowe   High Yield Fund:
Baltimore, MD 21202         Price Associates, Inc.; Director,  3,056
7/31/40                     Rowe Price-Fleming International,  Income Fund: 7,428
[bullet]Chairman of the     Inc., T. Rowe Price Trust          Insured Intermediate
Board and member of         Company, and T. Rowe Price         Fund: 3,179
Executive Committee: Money  Retirement Plan Services, Inc.;    Short-Intermediate
Fund (1980), High Yield     Chairman of the Board of nine      Fund: 7,063
Fund (1985), Income Fund    other T. Rowe Price Funds/Trusts;
(1976) and                  President, Vice President, and/or
Short-Intermediate Fund     Director of five other T. Rowe
(1983)                      Price Funds
[bullet]Insured
Intermediate Fund:
Director since 1992

Anthony W. Deering          Director, President and Chief      Money Fund: 2,626      86,457
10275 Little Patuxent       Operating Officer, The Rouse       High Yield Fund: 67
Parkway                     Company, real estate developers,   Income Fund: 184
Columbia, MD 21044          Columbia, Maryland; Advisory       Insured Intermediate
1/28/45                     Director, Kleinwort, Benson        Fund: --
[bullet]Director: Money     (North America) Corporation, a     Short-Intermediate
Fund (1983), High Yield     registered broker-dealer, and a    Fund: 186
Fund (1985), Income Fund    Director/Trustee of the 11 other
(1983), Insured             T. Rowe Price Income
Intermediate Fund (1992)    Funds/Trusts, Institutional
and Short-Intermediate      International Funds, Inc. and T.
Fund (1983)                 Rowe Price International Funds,
                            Inc.

F. Pierce Linaweaver        President, F. Pierce Linaweaver &  Money Fund: --         56,274
The Legg Mason Tower        Associates, Inc.; formerly         High Yield Fund: --
Suite 2700                  (1987--1991) Executive Vice        Income Fund: --
111 South Calvert Street    President, EA Engineering,         Insured Intermediate
Baltimore, MD 21202         Science, and Technology, Inc. and  Fund: --
8/22/34                     (1987--1990) President, EA         Short-Intermediate
[bullet]Director: Money     Engineering, Inc.;                 Fund: --
Fund (1983), High Yield     Director/Trustee of the 11 other
Fund (1985), Income Fund    T. Rowe Price Income Funds/Trusts
(1979), Insured
Intermediate Fund (1992)
and Short-Intermediate
Fund (1983)

*Mary J. Miller             Managing Director, T. Rowe Price   Short-Intermediate     26,541
100 East Pratt Street       Associates, Inc.; President, Vice  Fund: 8,888
Baltimore, MD 21202         President or Executive Vice
7/19/55                     President of seven other T. Rowe
[bullet]Short-Intermediate  Price tax-free Funds
Fund: President and member
of Executive Committee
since 1991

*William T. Reynolds        Managing Director, T. Rowe Price   Money Fund: 16,568     84,987
100 East Pratt Street       Associates, Inc.; Vice President,  High Yield Fund: 509
Baltimore, MD 21202         President and/or Trustee of three  Income Fund: 1,230
5/26/48                     other T. Rowe Price tax-free       Insured Intermediate
[bullet]Money Fund: Vice    Funds                              Fund: 540
President and member of                                        Short-Intermediate
Executive Committee since                                      Fund: 846
1991
[bullet]President and
member of Executive
Committee: High Yield Fund
(1989) and Income Fund
(1990)
[bullet]Initial election
as Director of: Insured
Intermediate Fund
(President since 1992) and
Short-Intermediate Fund

*James S. Riepe             Managing Director, T. Rowe Price   Money Fund: 207,226   201,842
100 East Pratt Street       Associates, Inc.; President and    High Yield Fund:
Baltimore, MD 21202         Director, T. Rowe Price            48,071
6/25/43                     Investment Services, Inc.;         Income Fund: 36,990
[bullet]Vice President and  Chairman of the Board, T. Rowe     Insured Intermediate
member of Executive         Price Services, Inc., T. Rowe      Fund: 2,438
Committee: Money Fund       Price Trust Company, T. Rowe       Short-Intermediate
(1983), High Yield Fund     Price Retirement Plan Services,    Fund: 47,243
(1985), Income Fund (1983)  Inc., and four T. Rowe Price
and Short-Intermediate      Trust Funds; Vice President and
Fund (1983)                 Director/Trustee of 25 other T.
[bullet]Insured             Rowe Price Funds/Trusts;
Intermediate Fund:          Director, Rhone-Poulenc Rorer,
Director since 1992         Inc.

John G. Schreiber           President, Schreiber Investments,  Money Fund: 70,581    307,000
1115 East Illinois Road     a real estate investment company;  High Yield Fund:
Lake Forest, IL 60045       Director and formerly              8,158
10/21/46                    (1/80--12/90) Executive Vice       Income Fund: 10,252
[bullet]Director since      President, JMB Realty              Insured Intermediate
1992 of: Money Fund, High   Corporation, a national real       Fund: --
Yield Fund, Income Fund,    estate investment manager and      Short-Intermediate
Insured Intermediate Fund   developer; Director/Trustee of     Fund: 18,861
and Short-Intermediate      the 11 other T. Rowe Price Income
Fund                        Funds/Trusts

Anne Marie Whittemore       Partner, law firm of McGuire,      Money Fund: --            475
One James Center            Woods, Battle & Boothe; formerly,  High Yield Fund: --
901 East Cary Street        Chairman and Director, Federal     Income Fund: --
Richmond, VA 23219-4030     Reserve Bank of Richmond;          Insured Intermediate
3/19/46                     Director, Owens & Minor, Inc.,     Fund: --
[bullet]Initial election    USF&G Corporation, Old Dominion    Short-Intermediate
as Director of: Money       University, and nominated to the   Fund: --
Fund, High Yield Fund,      Board of James River Corporation;
Income Fund, Insured        Member, Richmond Bar Association
Intermediate Fund and       and American Bar Association
Short-Intermediate Fund

*     Nominees considered "interested persons" of T. Rowe Price.
(1)   Except as otherwise noted, each individual has held the office indicated, or other offices in the same company, for the last five years.
(2)   In addition to the shares owned beneficially and of record by each of the nominees, the amounts shown reflect the proportionate interests of Messrs. Collins, Reynolds and Riepe in 144,373,
      5,908, 14,008 and 6,157 shares of the Money, High Yield, Income and Insured Intermediate Funds,
      respectively, and Ms. Miller and Messrs. Collins and Riepe in 11,483 shares of the
      Short-Intermediate Fund which are owned by a wholly-owned subsidiary of the Funds' investment manager, T. Rowe Price.

    John Sagan, a director of the Insured Intermediate Fund since 1992 and the other Funds since 1986, has retired from the Board of each Fund and will not be standing for reelection. As of February 28, 1994, Mr. Sagan beneficially owned, directly or indirectly, 6,129 shares of the High Yield Fund.
    Mr. W. Ernest Issel, a director of the Income Fund from 1976 to 1983, has been named by the Fund's Board of Directors as a director emeritus. The position of director emeritus is honorary only and does not confer any responsibility or voting authority.
    The directors of each Fund who are officers or employees of T. Rowe Price receive no remuneration from the Fund. For the fiscal year ended February 28, 1994, Messrs. Burnett, Deering, Linaweaver, Sagan, and Schreiber, received from the Money, High Yield, Income, Insured Intermediate and Short-Intermediate Funds' directors' fees aggregating $15,000, $18,000, $26,000, $7,000 and $13,000, including expenses, respectively. The fee paid to each such director is calculated in accordance with the following fee schedule: a fee of $25,000 per year as the initial fee for the first T. Rowe Price Fund/Trust on which a director serves; a fee of $5,000 for each of the second, third, and fourth T. Rowe Price Funds/Trusts on which a director serves; a fee of $2,500 for each of the fifth and sixth T. Rowe Price Funds/Trusts on which a director serves; and a fee of $1,000 for each of the seventh and any additional T. Rowe Price Funds/Trusts on which a director serves. Those nominees indicated by an asterisk (*) are persons who, for purposes of Section 2(a)(19) of the Investment Company Act of 1940 are considered "interested persons" of T. Rowe Price. Each such nominee is deemed to be an "interested person" by virtue of his officership, directorship, and/or employment with T. Rowe Price. Messrs. Burnett, Deering, Linaweaver, Sagan, and Schreiber are the current independent directors of each Fund.
    The T. Rowe Price Funds have established a Joint Audit Committee, which is comprised of at least one independent director representing each of the Funds. Mr. Deering, a director of each Fund, is a member of the Committee. The other members are Leo C. Bailey, Donald W. Dick, Jr., and Hubert D. Vos. These directors also receive a fee of $500 for each Committee meeting attended. The Audit Committee holds two regular meetings during each fiscal year, at which time it meets with the independent accountants of the T. Rowe Price Funds to review: (1) the services provided; (2) the findings of the most recent audit;
(3) management's response to the findings of the most recent audit; (4) the scope of the audit to be performed; (5) the accountants' fees; and (6) any accounting questions relating to particular areas of the T. Rowe Price Funds' operations or the operations of parties dealing with the T. Rowe Price Funds, as circumstances indicate.
    The Board of Directors of each Fund has an Executive Committee which is authorized to assume all the powers of the Board to manage the Fund, in the intervals between meetings of the Board, except the powers prohibited by statute from being delegated.
    The Board of Directors of each Fund has a Nominating Committee, which is comprised of all the T. Rowe Price Funds' independent directors. The Nominating Committee, which functions only in an advisory capacity, is responsible for reviewing and recommending to the full Board candidates for election as independent directors to fill vacancies on the Board of Directors. The Nominating Committee will consider written recommendations from shareholders for possible nominees. Shareholders should submit their recommendations to the Secretary of the Fund. Members of the Nominating Committee met informally during the last full fiscal year, but the Committee as such held no formal meetings.
    Each Fund's Board of Directors held seven meetings during the last full fiscal year. Each director standing for reelection attended 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period for which he was a director), and (ii) the total number of meetings held by all committees of the Board on which he served.

EACH FUND

2. APPROVAL OR DISAPPROVAL OF CHANGES TO THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES

    The Investment Company Act of 1940 (the "1940 Act") requires investment companies such as the Funds to adopt certain specific investment policies that can be changed only by shareholder vote. An investment company may also elect to designate other policies that may be changed only by shareholder vote. Both types of policies are often referred to as "fundamental policies." Certain of the Funds' fundamental policies have been adopted in the past to reflect regulatory, business or industry conditions that are no longer in effect. Accordingly, each Fund's Board of Directors has approved, and has authorized the submission to each Fund's shareholders for their approval, the amendment and/or reclassification of certain of the fundamental policies applicable to each Fund.
    The proposed amendments would (i) conform the fundamental policies of each Fund to ones which are expected to become standard for all T. Rowe Price Funds, (ii) simplify and modernize the limitations that are required to be fundamental by the 1940 Act and (iii) eliminate as fundamental any limitations that are not required to be fundamental by that Act. The Board believes that standardized policies will assist the Funds and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. By reducing to a minimum those limitations that can be changed only by shareholder vote, the Funds would be able to minimize the costs and delay associated with holding frequent annual shareholders' meetings. Finally, the Directors also believe that T. Rowe Price's ability to manage the Funds' assets in a changing investment environment will be enhanced and that investment management opportunities will be increased by these changes.
    In the following discussion "the Fund" is intended to refer to each Fund.

A. PROPOSAL TO SIMPLIFY THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON INVESTING IN MUNICIPAL SECURITIES

MONEY AND INSURED INTERMEDIATE FUNDS

    In order to call itself a tax-free mutual fund, the Fund, in accordance with Securities and Exchange Commission ("SEC") positions, must have a fundamental policy that, during periods of normal market conditions, it will invest its assets so that (i) at least 80% of the Fund's income would be tax-exempt (the "80% Income Test") or (ii) at least 80% of the Fund's net assets would be invested in tax-exempt securities (the "80% Assets Test"). The Fund has adopted the 80% Income Test as well as a test relating to the amount of its total assets which may be invested in securities subject to the alternative minimum tax. To conform its policy in this area to one which is expected to become standard for all T. Rowe Price tax-free funds, the Board of Directors has proposed that the Fund modify its current policy on investing in securities subject to the alternative minimum tax. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. The change, if adopted, is not expected to change the Fund's investment program. Under both the current and proposed policies, the Fund is permitted to have less than 80% of its income exempt from federal income tax under abnormal market conditions. In such cases, the Fund is allowed to invest in taxable securities similar in credit quality and maturity to the tax-free securities it normally invests in.

    The   Fund's  current  fundamental  policies  on  investing  in  municipal securities are as follows:

    EACH FUND

    "[As a fundamental policy, the Fund will not, under normal conditions:] Purchase any security, if as a result, less than 80% of the Fund's income would be exempt from federal income taxes. The Fund will not invest more than 20% of its net assets in obligations which pay interest subject to the alternative minimum tax on individuals provided that such restriction may be modified as a result of changes in federal law. (Income from securities subject to the alternative minimum tax is excluded from the computation.)"

    As amended, the Fund's fundamental policy would be simplified and would be as follows:

    "[As a matter of fundamental policy, the Fund may not:] During periods of normal market conditions, purchase any security if, as a result, less than 80% of the Fund's income would be exempt from federal income tax. The income included under the 80% test does not include income from securities subject to the alternative minimum tax ;"

    The Board of Directors recommends that shareholders vote FOR the proposal.

HIGH YIELD, INCOME AND SHORT-INTERMEDIATE FUNDS

    In order to call itself a tax-free mutual fund, the Fund, in accordance with SEC positions, must have a fundamental policy that, during periods of normal market conditions, it will invest its assets so that (i) at least 80% of the Fund's income would be tax-exempt (the "80% Income Test") or (ii) at least 80% of the Fund's net assets would be invested in tax-exempt securities (the "80% Assets Test"). Although not necessary under applicable law, the Fund has adopted both tests. To simplify compliance responsibilities, the Board of Directors has proposed that the Fund rely on the 80% Income Test only and that the 80% Assets Test be eliminated. Also, in accordance with SEC positions, under both the current and proposed policies, the income included under the 80% Income Test would not include income from securities subject to the alternative minimum tax. Under both the current and proposed policies, the Fund is permitted to have less than 80% of its income exempt from federal income tax under abnormal market conditions. In such cases, the Fund is allowed to invest in taxable securities similar in credit quality and maturity to the tax-free securities it normally invests in. The change, if adopted, is not expected to change the Fund's investment program.
    The Fund's current fundamental policies on investing in municipal securities are as follows:

    EACH FUND

    "The Fund may not purchase any security if, as a result, less than 80% of the Fund's income would be exempt from federal income tax; except that the Fund may temporarily invest more than 20% of its total assets in taxable obligations during periods of abnormal market conditions, when it might be deemed advantageous to shareholders to do so because market conditions dictate a defensive posture in taxable obligations. The Fund will not invest more than 20% of its net assets in obligations which pay interest subject to the alternative minimum tax on individuals provided that such restriction may be modified as a result of changes in federal law. In addition, at least 80% of the Fund's total assets (exclusive of cash) during any fiscal year will be invested in securities whose income is exempt from federal income taxes. (Income from securities subject to the alternative minimum tax is excluded from the computation.)"

    As amended, the Fund's fundamental policy would be simplified and would be as follows:

    "[As a matter of fundamental policy, the Fund may not:] During periods of normal market conditions, purchase any security if, as a result, less than 80% of the Fund's income would be exempt from federal income tax. The income included under the 80% test does not include income from securities subject to the alternative minimum tax;"

    The Board of Directors recommends that shareholders vote FOR the proposal.

B. PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY TO INCREASE ITS ABILITY TO ENGAGE IN BORROWING TRANSACTIONS

MONEY, HIGH YIELD, INCOME AND SHORT-INTERMEDIATE FUNDS

    Because the Fund may occasionally need to borrow money to meet substantial shareholder redemption or exchange requests when available cash is not sufficient to satisfy these needs, the Board of Directors has proposed an amendment to the Fund's fundamental policy which would permit the Fund greater flexibility to engage in borrowing transactions. The current restriction is not required by applicable law. The new restriction would (1) allow the Fund to borrow larger amounts of money; (2) borrow from other T. Rowe Price Funds or persons to the extent permitted by applicable law; and (3) clarify that the Fund's restriction on borrowing does not prohibit the Fund from entering into other proper investments and transactions. The new restriction would also conform the Fund's policy on borrowing to one which is expected to become standard for all T. Rowe Price Funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. The Board has directed that such proposals be submitted to shareholders for approval or disapproval.
    The Fund's current fundamental policy in the area of borrowing is as follows:

    MONEY, INCOME AND SHORT-INTERMEDIATE FUNDS

    "[As a matter of fundamental policy, the Fund may not:] Borrow money, except (i) the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding the lesser of 10% of its total assets valued at cost or 5% of its total assets valued at market; (ii) the Short-Intermediate and Money Funds may enter into reverse repurchase agreements; (iii) the Short-Intermediate and Income Funds may also enter into futures contracts as set forth in [its fundamental policy on futures]; and (iv) the Fund may not purchase additional securities when money borrowed exceeds 5% of the Fund's total assets;"

    HIGH YIELD FUND

    "[As a matter of fundamental policy, the Fund may not:] Borrow money, except the Fund may (i) borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding 15% of its total assets. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities; (ii) enter into reverse repurchase agreements; (iii) enter into futures contracts as set forth in [its fundamental policy on futures]; and (iv) not purchase additional securities when money borrowed exceeds 5% of the Fund's total assets;"

    As amended, the Fund's fundamental policy on borrowing would be as follows:

    "[As a matter of fundamental policy, the Fund may not:] Borrow money except that the Fund may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Fund's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Fund may borrow from banks, other Price Funds or other persons to the extent permitted by applicable law;"

    In addition, the Board of Directors intends to adopt the 5% limitation on purchasing additional securities when money borrowed exceeds 5% as an operating policy which may be changed by the Board of Directors without further shareholder approval. The operating policy would be as follows:

    "[As a matter of operating policy, the Fund will not:] Purchase additional securities when money borrowed exceeds 5% of the Fund's total assets;"

    If approved, the primary effect of the proposals would be to allow the Fund to: (1) borrow up to 33 1/3% (or such higher amount permitted by law) of its total assets (including the amount borrowed) less liabilities (other than borrowings) as opposed to the current lesser limitation; (2) borrow from other mutual funds advised by T. Rowe Price or Rowe Price-Fleming International, Inc. ("T. Rowe Price Funds") and other persons; and (3) enter into other investments consistent with the Fund's investment objective and program.

33 1/3% LIMITATION

    The increase in the amount of money which the Fund could borrow is primarily designed to allow the Fund greater flexibility to meet shareholder redemption requests should the need arise. As is the case under its current policy, the Fund would not borrow to increase income through leveraging. It is possible the Fund's ability to borrow a larger percentage of its assets could adversely affect the Fund if the Fund were unable to liquidate sufficient securities, or the Fund were forced to liquidate securities at unfavorable prices, to pay back the borrowed sums. However, the Directors believe the risks of such possibilities are outweighed by the greater flexibility the Fund would have in borrowing. The increased ability to borrow should permit the Fund, if it were faced with substantial shareholder redemptions, to avoid liquidating securities at unfavorable prices or times to a greater degree than would be the case under the current policy.

BORROWING FROM OTHER PRICE FUNDS

    Current law prohibits the Fund from borrowing from other T. Rowe Price Funds. However, if the proposed amendments to the Fund's fundamental investment policy on borrowing are approved by shareholders, the Fund may apply to the SEC for an exemption from this prohibition. There is, of course, no assurance that the SEC would act favorably on such a request. If the SEC did grant such an order, the Fund could be allowed to borrow from other T. Rowe Price Funds. T. Rowe Price believes that the ability to engage in borrowing transactions with the participating T. Rowe Price Funds as part of a program, referred to as the "interfund lending program," may allow the Fund to obtain lower interest rates on money borrowed for temporary or emergency purposes. Any existing T. Rowe Price Fund participating in the interfund lending program would only do so upon approval of its shareholders.
    As noted above, when the Fund is required to borrow money, it currently may do so only from banks. When the Fund borrows money from banks, it typically pays interest on those borrowings at a rate that is higher than rates available contemporaneously from investments in repurchase agreements. If the proposed amendment is approved (and an SEC exemptive order were granted), eligible T. Rowe Price Funds would be permitted to participate in an interfund lending program to allow various of the T. Rowe Price Funds, through a master loan agreement, to lend available cash to and borrow from other T. Rowe Price Funds. Each lending fund could lend available cash to another T.
Rowe Price Fund only when the interfund rate was higher than repurchase agreement rates or rates on other comparable short-term investments. Each borrowing fund could borrow through the interfund lending program only when the interfund loan rate was lower than available bank loan rates.
    In determining to recommend the proposed amendment to shareholders for approval, T. Rowe Price and the Directors considered the possible risks to the Fund from participation in the interfund lending program. T. Rowe Price does not view the difference in rates available on bank borrowings and repurchase agreements or other short-term investments as reflecting a material difference in the quality of the risk of the transactions, but rather as an indication of the ability of banks to earn a higher rate of interest on loans than they pay on repurchase agreements or other short-term investments. There is a risk that a lending fund could experience a delay in obtaining prompt repayment of a loan and, unlike repurchase agreements, the lending fund would not necessarily have received collateral for its loan, although it could require that collateral be provided as a condition for making a loan. A delay in obtaining prompt payment could cause a lending fund to miss an investment opportunity or to incur costs to borrow money to replace the delayed payment. There is also a risk that a borrowing fund could have a loan recalled on one day's notice. In these circumstances, the borrowing fund might have to borrow from a bank at a higher interest cost if money to lend were not available from another T. Rowe Price Fund. The Directors consider that the benefits to the Fund of participating in the program outweigh the possible risks to the Fund from such participation.

    In order to permit the Fund to engage in interfund lending transactions, regulatory approval of the SEC is required because, among other reasons, the transactions may be considered to be among affiliated parties. If the proposed amendment is approved by shareholders, the proposed interfund lending program would be implemented only to the extent permitted by rule or by order of the SEC and to the extent that the transactions were otherwise consistent with the investment objectives and limitations of each participating T. Rowe Price Fund. If exemptive relief from the SEC is not granted, the Fund, as previously noted, will not be able to engage in the interfund lending program even though shareholders have approved the proposal. As noted, no prediction can be made as to whether the SEC would grant such relief.
    Shareholders are being asked to approve an amendment to the Fund's fundamental policy on borrowing in this proposal. Shareholders are also being asked to vote separately on an amendment to the Fund's fundamental policy on lending (see pages 20-23). If both amendments are adopted, the Fund, subject to its investment objective and policies, will be able to participate in the interfund lending program as both a lender and a borrower. If only one of the two proposals is adopted, then the Fund's participation in the interfund lending program will be confined to either lending or borrowing, depending on which amendment is approved.
    The Directors believe the proposed amendment may benefit the Fund by facilitating its flexibility to explore cost-effective alternatives to satisfy its borrowing requirements and by borrowing money from other T. Rowe Price Funds. Implementation of interfund borrowing would be accomplished consistent with applicable regulatory requirements, including the provisions of any order the SEC might issue to the Fund and to other T. Rowe Price Funds.

OTHER CHANGES

    The other proposed changes in the Fund's fundamental policy--to allow the Fund to borrow from persons in addition to banks and other T. Rowe Price Funds to the extent consistent with applicable law--and to engage in transactions other than reverse repurchase agreements which may involve a borrowing--are simply designed to permit the Fund the greatest degree of flexibility permitted by law in pursuing its investment program. As noted above, the Fund will not use its increased flexibility to borrow to engage in transactions which could result in leveraging the Fund. All activities of the Fund are, of course, subject to the 1940 Act and the rules and regulations thereunder as well as various state securities laws.

INCOME FUND

REVERSE REPURCHASE AGREEMENTS

    To facilitate portfolio liquidity, it is possible the Fund could enter into reverse repurchase agreements. In a repurchase agreement, the Fund would purchase securities from a bank or broker-dealer (Counterparty) with the agreement that the Counterparty would repurchase the securities at a later date. Reverse repurchase agreements are ordinary repurchase agreements in which a fund is a seller of, rather than the purchaser of, securities and agrees to repurchase them at an agreed upon time and price. Reverse repurchase agreements can avoid certain market risks and transaction costs associated with an outright sale and repurchase. Reverse repurchase agreements, however, may be viewed as borrowings. To the extent they are, the proposed amendment would clarify that the Fund's restrictions on borrowing would not prohibit the Fund from entering into a reverse repurchase agreement.
    The Board of Directors recommends that shareholders vote FOR the proposal.

INSURED INTERMEDIATE FUND

    Because the Fund may occasionally need to borrow money to meet substantial shareholder redemption or exchange requests when available cash is not sufficient to satisfy these needs, the Board of Directors has proposed an amendment to the Fund's fundamental policy which would permit the Fund greater flexibility to engage in borrowing transactions. The current restriction is not required by applicable law. The new restriction would (1) allow the Fund to borrow larger amounts of money; (2) borrow from persons in addition to other T. Rowe Price Funds or banks to the extent permitted by applicable law; and (3) clarify that the Fund's restriction on borrowing does not prohibit the Fund from entering into other proper investments and transactions. The new restriction would also conform the Fund's policy on borrowing to one which is expected to become standard for all T. Rowe Price Funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. The Board has directed that such proposals be submitted to shareholders for approval or disapproval.
    The Fund's current fundamental policy in the area of borrowing is as follows:

    "[As a matter of fundamental policy, the Fund may not:] Borrow money, except (i) the Fund may borrow from banks or other Price Funds for non-leveraging, temporary purposes in amounts not exceeding (a) 30% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio securities; or (b) 5% of its total assets for emergency, administrative or other proper purposes. Interest paid on any such borrowings will reduce net investment income; (ii) the Fund may enter into reverse repurchase agreements; (iii) the Fund may also enter into futures contracts as set forth in [its fundamental policy on futures]; and (iv) the Fund may not purchase additional securities when money borrowed exceeds 5% of the Fund's total assets;"

    As amended, the Fund's fundamental policy on borrowing would be as follows:

    "[As a matter of fundamental policy, the Fund may not:] Borrow money except that the Fund may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Fund's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Fund may borrow from banks, other Price Funds or other persons to the extent permitted by applicable law;"

    In addition, the Board of Directors intends to adopt the 5% limitation on purchasing additional securities when money borrowed exceeds 5% as an operating policy which may be changed by the Board of Directors without further shareholder approval. The operating policy would be as follows:

    "[As a matter of operating policy, the Fund will not:] Purchase additional securities when money borrowed exceeds 5% of the Fund's total assets;"

    If approved, the primary effect of the proposals would be to allow the Fund to: (1) borrow up to 33 1/3% (or such higher amount permitted by law) of its total assets (including the amount borrowed) less liabilities (other than borrowings) as opposed to the current limitation of 30%; (2) borrow from persons in addition to banks and other mutual funds advised by T. Rowe Price or Rowe Price-Fleming International, Inc. ("T. Rowe Price Funds"); (3) enter into other investments consistent with the Fund's investment objective and program; and (4) eliminate the distinction between the amount which may be borrowed to meet redemption requests (currently 30%) and the amount which may be borrowed for other purposes (currently 5%).

33 1/3% LIMITATION

    The increase in the amount of money which the Fund could borrow is primarily designed to allow the Fund greater flexibility to meet shareholder redemption requests should the need arise. As is the case under its current policy, the Fund would not borrow to increase income through leveraging. It is possible the Fund's ability to borrow a larger percentage of its assets could adversely affect the Fund if the Fund were unable to liquidate sufficient securities, or the Fund were forced to liquidate securities at unfavorable prices, to pay back the borrowed sums. However, the Directors believe the risks of such possibilities are outweighed by the greater flexibility the Fund would have in borrowing. The increased ability to borrow should permit the Fund, if it were faced with substantial shareholder redemptions, to avoid liquidating securities at unfavorable prices or times to a greater degree than would be the case under the current policy.

OTHER CHANGES

    The other proposed changes in the Fund's fundamental policy--(1) to allow the Fund to borrow from persons in addition to banks and other T. Rowe Price Funds to the extent consistent with applicable law; (2) to engage in transactions other than reverse repurchase agreements which may involve a borrowing; and (3) to apply the Fund's 33 1/3% limitation on borrowing to all Fund borrowings regardless of their purpose (as opposed to the current policy which permits only 5% to be borrowed for purposes other than meeting redemption requests)--are simply designed to permit the Fund the greatest degree of flexibility permitted by law in pursuing its investment program. As noted above, the Fund will not use its increased flexibility to borrow to engage in transactions which could result in leveraging the Fund. All activities of the Fund are, of course, subject to the 1940 Act and the rules and regulations thereunder as well as various state securities laws.
    The Board of Directors recommends that shareholders vote FOR the proposal.

C. PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON INDUSTRY CONCENTRATION

MONEY, HIGH YIELD, INCOME AND SHORT-INTERMEDIATE FUNDS

    The Board of Directors has proposed amendments to the Fundamental Investment Policy of the Fund on industry concentration. The first amendment would change the limit of the Fund's total assets which may be invested in the securities of issuers in the same industry from "25% or more" to "more than 25%." This is merely a technical change which would conform the Fund's policy to the standard policy on concentration of other T. Rowe Price Funds. The other amendments would eliminate as an exception to the policy against concentration investment in certificates of deposit and bankers' acceptances. Since the Fund's policy against concentration was adopted, it has not proved necessary to rely on these exceptions. Finally, the amendment would allow the Fund to adopt a policy which is expected to become a standard policy regarding industry concentration for all T. Rowe Price tax-free funds. The Board has directed that such amendments be submitted to shareholders for approval or disapproval.
    The Fund's current fundamental policy in the area of industry concentration is as follows:

    EACH FUND

    "[As a matter of fundamental policy, the Fund may not:] Purchase any security if, as a result, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to: (i) securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities; (ii) municipal securities; or (iii) certificates of deposit, or bankers' acceptances issued by domestic banks, however, as an operating policy, the Fund does not intend to concentrate in certificates of deposit or bankers' acceptances. For the purpose of this restriction, industrial development bonds issued by nongovernmental users shall not be deemed municipal securities;"

    As amended, the Fund's fundamental policy on industry concentration would be as follows:

    "[As a matter of fundamental policy, the Fund may not:] Purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry;"

    The amended policy does not include any reference to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or municipal securities as exceptions to the general prohibition against industry concentration. This is because the U.S. government and state governments and their subdivisions are not industries (a position confirmed by the SEC). Therefore, there is no need to make specific reference to these securities in the policy. The amended policy also makes no reference to industrial development bonds issued by nongovernmental users being an exception to the definition of municipal securities. The position of the SEC is that industrial development bonds issued by nongovernmental users are not municipal securities for purposes of investment policies on concentration. As a result of this position, the current and proposed policy of the Fund against concentrating in any one industry prohibit the Fund from investing more than 25% of its total assets in industrial development bonds issued by nongovernmental users in the same industry. As long as this remains the position of the SEC, the Fund will continue to adhere to this restriction as a matter of operating policy. However, should the SEC change its position, the Fund's Board of Directors could authorize the Fund to invest more than 25% of its total assets in these securities without seeking shareholder vote.
    The Board of Directors recommends that shareholders vote FOR the proposal.

INSURED INTERMEDIATE FUND

    The Board of Directors has proposed amendments to the Fundamental Investment Policy of the Fund on industry concentration. The amendments would allow the Fund to adopt a policy which is expected to become a standard policy regarding industry concentration for all T. Rowe Price tax-free funds. The Board has directed that such amendments be submitted to shareholders for approval or disapproval.
    The Fund's current fundamental policy in the area of industry concentration is as follows:

    "[As a matter of fundamental policy, the Fund may not:] Purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or municipal securities). For the purpose of this restriction, industrial development bonds issued by nongovernmental users will not be considered to be municipal securities;"

    As amended, the Fund's fundamental policy on industry concentration would be as follows:

    "[As a matter of fundamental policy, the Fund may not:] Purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry;"

    The amended policy does not include any reference to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or municipal securities as exceptions to the general prohibition against industry concentration. This is because the U.S. government and state governments and their subdivisions are not industries (a position confirmed by the SEC). Therefore, there is no need to make specific reference to these securities in the policy. The amended policy also makes no reference to industrial development bonds issued by nongovernmental users being an exception to the definition of municipal securities. The position of the SEC is that industrial development bonds issued by nongovernmental users are not municipal securities for purposes of investment policies on concentration. As a result of this position, the current and proposed policy of the Fund against concentrating in any one industry prohibit the Fund from investing more than 25% of its total assets in industrial development bonds issued by nongovernmental users in the same industry. As long as this remains the position of the SEC, the Fund will continue to adhere to this restriction as a matter of operating policy. However, should the SEC change its position, the Fund's Board of Directors could authorize the Fund to invest more than 25% of its total assets in these securities without seeking shareholder vote.
    The Board of Directors recommends that shareholders vote FOR the proposal.

D. PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING THE MAKING OF LOANS

MONEY, HIGH YIELD, INCOME AND SHORT-INTERMEDIATE FUNDS

    The Board of Directors has proposed an amendment to the Fundamental Investment Policies of the Fund in order to: (i) increase the amount of its assets which may be subject to its lending policy; (ii) authorize the Fund to participate as a lender in an interfund lending program involving the funds advised by T. Rowe Price or Rowe Price-Fleming International, Inc. (the "T. Rowe Price Funds"); and (iii) make certain other clarifying changes. The new restriction would also conform the Fund's policy on lending to one which is expected to become standard for all T. Rowe Price Funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. The Board has directed that such amendment be submitted to shareholders for approval or disapproval.
    The Fund's current fundamental policy in the area of making loans is as follows:

    EACH FUND

    "[As a matter of fundamental policy, the Fund may not:] Make loans although the Fund may (i) purchase issues of debt securities, acquire privately negotiated loans to municipal borrowers, and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund's total assets;"

    As amended, the Fund's fundamental policy on loans would be as follows:

    "[As a matter of fundamental policy, the Fund may not:] Make loans, although the Fund may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 331/3% of the value of the Fund's total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt;"

33 1/3% RESTRICTION

    The Fund's current fundamental policy on lending restricts the Fund to lending no more than 30% of the value of the Fund's total assets. The new policy would raise this amount to 33 1/3% of the value of the Fund's total assets. The purpose of this change is to conform the Fund's policy to one that is expected to become standard for all T. Rowe Price Funds and to permit the Fund to lend its assets to the maximum extent permitted under applicable law. The Board of Directors does not view this change as significantly raising the level of risk to which the Fund would be subject.

INTERFUND LENDING PROGRAM

    The proposed amendments to the Fund's fundamental policy would allow the Fund to participate in an interfund lending program with other T. Rowe Price Funds. The nature of this program and the risks associated with the Fund's participation are set forth under "Borrowing from Other Price Funds" beginning on page 14. Shareholders are being asked to consider, and vote separately, on the Fund's participation in the interfund lending program as a borrower and as a lender.
    The Directors believe that the interfund lending program: (i) may benefit the Fund by providing it with greater flexibility to engage in lending transactions; and (ii) would facilitate the Fund's ability to earn a higher return on short-term investments by allowing it to lend cash to other T. Rowe Price Funds. Implementation of interfund lending would be accomplished consistent with applicable regulatory requirements, including the provisions of any order the SEC might issue to the Fund and to other T. Rowe Price Funds. The Fund has not yet applied for such an order and there is no guarantee any such order would be granted, even if applied for.

OTHER CHANGES

    The proposed new policy on lending would specifically refer to the Fund's ability to purchase money market securities. These are investments which the Fund is permitted to make already and this change to the Fund's fundamental policy is intended to be clarifying only.
    The Fund's current policy allows the Fund to purchase debt securities and acquire privately negotiated loans to municipal borrowers. The proposed new policy would allow the Fund to purchase publicly-distributed or privately-placed debt securities and purchase debt. These changes are not intended to reflect a change in the types of investments the Fund can make. Under the proposed policy, consistent with its investment objective and policies, as under the existing policy, the Fund would be able to purchase all or part of a privately-negotiated loan, whether or not such loan was considered a security. A privately-negotiated loan could arise as a result of direct negotiations between the Fund and a municipality without participation of other investors or any financial intermediary. The loan would be viewed as an investment and its terms, e.g., interest rate and priority, could be substantially the same as those available in a privately-placed debt security or a publicly-offered bond.
    Finally, for purposes of this restriction, the Fund will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months. Because such transactions by the Fund could be viewed as a loan by the Fund to the maker of the note, the Board of Directors has determined to clarify this matter by including these transactions as an exception to the Fund's general prohibition against making loans.
    The Board of Directors recommends that shareholders vote FOR the proposal.

INSURED INTERMEDIATE FUND

    The Board of Directors has proposed an amendment to the Fundamental Investment Policies of the Fund in order to (i) increase the amount of its assets which may be subject to its lending policy and (ii) clarify that the Fund could purchase the entire or any portion of the debt of a borrower. The new restriction would also conform the Fund's policy on lending to one which is expected to become standard for all T. Rowe Price Funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. The Board has directed that such amendment be submitted to shareholders for approval or disapproval.
    The Fund's current fundamental policy in the area of making loans is as follows:

    "[As a matter of fundamental policy, the Fund may not:] Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements; (ii) acquire publicly-distributed bonds, debentures, notes and other debt securities and purchase debt securities at private placement; (iii) lend portfolio securities; and (iv) participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund's total assets;"

    As amended, the Fund's fundamental policy on loans would be as follows:

    "[As a matter of fundamental policy, the Fund may not:] Make loans, although the Fund may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt;"

33 1/3% RESTRICTION

    The Fund's current fundamental policy on lending restricts the Fund to lending no more than 30% of the value of the Fund's total assets. The new policy would raise this amount to 33 1/3% of the value of the Fund's total assets. The purpose of this change is to conform the Fund's policy to one that is expected to become standard for all T. Rowe Price Funds and to permit the Fund to lend its assets to the maximum extent permitted under applicable law. The Board of Directors does not view this change as significantly raising the level of risk to which the Fund would be subject.

PURCHASE OF DEBT

    The Fund's fundamental policy on lending allows the Fund to purchase debt securities as an exception to the general limitation on making loans. However, the policy could be interpreted as not providing a similar exception for the purchase of straight debt, e.g., a loan to a municipal borrower which might not be considered a debt security. The amended policy would clarify that the purchase of this kind of debt is permissible. Because the purchase of straight debt could be viewed as a loan by the Fund to the issuer of the debt, the Board of Directors has determined to clarify this matter by including the purchase of debt as an exception to the Fund's general prohibition against making loans. The purchase of debt might be subject to greater risks of illiquidity and unavailability of public information than would be the case for an investment in a publicly held security. The primary purpose of this proposal is to conform the Fund's fundamental policy in this area to one that is expected to become standard for all T. Rowe Price Funds. However, the Board of Directors believes that increased standardization will help promote operational efficiencies and facilitate monitoring of compliance with the Fund's investment restrictions.

OTHER CHANGES

    Finally, for purposes of this restriction, the Fund will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months. Because such transactions by the Fund could be viewed as a loan by the Fund to the maker of the note, the Board of Directors has determined to clarify this matter by including these transactions as an exception to the Fund's general prohibition against making loans.
    The Board of Directors recommends that shareholders vote FOR the proposal.

E. PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY TO INCREASE THE PERCENTAGE OF FUND ASSETS WHICH MAY BE INVESTED IN ANY ONE ISSUER

MONEY, HIGH YIELD AND INCOME FUNDS

    The Board of Directors has proposed an amendment to the Fundamental Investment Policies of the Fund to conform such policies to Section 5(b)(1) of the 1940 Act and to permit the Fund greater flexibility to invest in securities considered by T. Rowe Price to present attractive investment opportunities. Under the amended policy, the Fund would be limited, with respect to 75% of its total assets, to investing no more than 5% of its total assets in the securities of any one issuer. However, no such limitation would apply with respect to the remaining 25% of the Fund's assets. It should be understood that the proposed amendment, by permitting the Fund to invest a greater percentage of its assets with a single issuer, could increase the risk to the Fund in the event of adverse developments affecting the securities of such issuer. In addition, as under the current policy, the new restrictions would apply to repurchase agreements. The Board has directed that such amendment be submitted to shareholders for approval or disapproval.
    The Fund's current fundamental policy in the area of investing in the securities of a single issuer is as follows:

    EACH FUND

    "[As a matter of fundamental policy, the Fund may not:] Purchase any security if, as a result, more than 5% of the value of its total assets would be invested in the securities of a single issuer (including repurchase agreements with any one entity), except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities which are backed by the full faith and credit of the United States Government. For purposes of this limitation and that set forth in [its fundamental policy on share ownership of any one issuer], the Fund will regard the entity which has the ultimate responsibility for the payment of interest and principal as the issuer;"

    As amended, the Fund's fundamental policy on investing in the securities of a single issuer would be as follows:

    "[As a matter of fundamental policy, the Fund may not:] Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government, or any of its agencies or instrumentalities;"

    The proposed amendments will not affect the status of the Fund as a diversified investment company under the 1940 Act. However, the proposed amendments would allow the Fund to invest a significantly larger portion of its assets in the securities of a single issuer. Thus, for example, the Fund could invest 25% of its total assets in the securities of a single issuer, or 10% of its total assets in securities of one issuer and 15% of its total assets in securities of another issuer. This would cause the Fund's net asset value per share to be more affected by changes in the value of, and market, credit and business developments with respect to, the securities of such issuer(s). In addition, if the Fund were to have a substantial portion of its assets invested in the securities of a single issuer, the liquidity of the Fund's investment in that issuer could be reduced. However, the Fund's Board of Directors believes the Fund should have the increased flexibility to pursue its investment program which the proposed amendment would allow.

OTHER CHANGES

    The proposed amended policy makes no reference to "securities backed by the full faith and credit of the United States Government" as an exception to the prohibition against owning more than 5% of the securities of any issuer. Because the current and proposed restriction have an exception for securities guaranteed by the United States Government, there is no need for the "backed by" exception. Additionally, the proposed policy does not state that the Fund will regard the entity which has ultimate responsibility for the payment of interest and principal as the issuer. This statement reflects a position of the SEC and the Fund will continue to adhere to it. However, should the SEC change its position, the Fund would be able to change its policy without seeking further shareholder approval. Finally, there are certain investments which may be treated as being U.S. government securities although they are issued by another person. For example, subject to applicable limits imposed by the SEC, the Fund will consider municipal securities refunded by U.S. government securities to be U.S. government securities for purposes of this policy.
    The Board of Directors recommends that shareholders vote FOR the proposal.

INSURED INTERMEDIATE FUND

    The Board of Directors has proposed an amendment to the Fundamental Investment Policies of the Fund to conform the Fund's policy in this area to one which is expected to become standard for all diversified T. Rowe Price Funds. The Board believes that standardized policies will assist the Fund and
T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. The Board has directed that such amendment be submitted to shareholders for approval or disapproval.
    The Fund's current fundamental policy in the area of investing in the securities of a single issuer is as follows:

    "[As a matter of fundamental policy, the Fund may not:] Purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer (except securities issued or guaranteed by the U.S. government, or any of its agencies or instrumentalities or securities collateralized by any such securities);"

    As amended, the Fund's fundamental policy on investing in the securities of a single issuer would be as follows:

    "[As a matter of fundamental policy, the Fund may not:] Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government, or any of its agencies or instrumentalities;"

    The proposal makes no reference to "securities collateralized by U.S. government securities" as an exception to the general policy. However, there are certain investments which may be treated as being U.S. government securities although they are issued by another person. For example, subject to applicable limits imposed by the SEC, the Fund will consider municipal securities refunded by U.S. government securities to be U.S. government securities for purposes of this policy.
    The Board of Directors recommends that shareholders vote FOR the proposal.

SHORT-INTERMEDIATE FUND

    The Board of Directors has proposed an amendment to the Fundamental Investment Policies of the Fund to conform the Fund's policy in this area to one which is expected to become standard for all diversified T. Rowe Price Funds. The Board believes that standardized policies will assist the Fund and
T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. The Board has directed that such amendment be submitted to shareholders for approval or disapproval.
    The Fund's current fundamental policy in the area of investing in the securities of a single issuer is as follows:

    "[As a matter of fundamental policy, the Fund may not:] Purchase any security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities which are backed by the full faith and credit of the United States Government. For purposes of this limitation and that set forth in [its fundamental policy on share ownership of any one issuer], the Fund will regard the entity which has the ultimate responsibility for the payment of interest and principal as the issuer; "

    As amended, the Fund's fundamental policy on investing in the securities of a single issuer would be as follows:

    "[As a matter of fundamental policy, the Fund may not:] Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government, or any of its agencies or instrumentalities;"

    The proposed amended policy makes no reference to "securities backed by the full faith and credit of the United States Government" as an exception to the prohibition against owning more than 5% of the securities of any issuer. Because the current and proposed restriction have an exception for securities guaranteed by the United States Government, there is no need for the "backed by" exception. Additionally, the proposed policy does not state that the Fund will regard the entity which has ultimate responsibility for the payment of interest and principal as the issuer. This statement reflects a position of the SEC and the Fund will continue to adhere to it. However, should the SEC change its position, the Fund would be able to change its policy without seeking further shareholder approval. Finally, there are certain investments which may be treated as being U.S. government securities although they are issued by another person. For example, subject to applicable limits imposed by the SEC, the Fund will consider municipal securities refunded by U.S. government securities to be U.S. government securities for purposes of this policy.
    The Board of Directors recommends that shareholders vote FOR the proposal.

F. PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING PURCHASING MORE THAN 10% OF AN ISSUER'S VOTING SECURITIES

MONEY, HIGH YIELD, INCOME AND SHORT-INTERMEDIATE FUNDS

    The Board of Directors has proposed an amendment to the Fundamental Investment Policy of the Fund to conform such policy to Section 5(b)(1) of the 1940 Act. Under the amended policy, the Fund would be restricted from owning more than 10% of an issuer's outstanding voting securities only with respect to 75% of the value of its total assets, as opposed to 100% under the current policy. Although the proposal, if adopted, is not likely to affect the Fund's basic investment program, it would provide the Fund with greater flexibility in pursuing this program than is currently the case. This flexibility could be accompanied by somewhat greater risk with respect to the securities of certain issuers, however, the Fund's Board believes the Fund should have the maximum flexibility permitted by law in pursuit of its objective. In addition, the proposal, if adopted, would conform the Fund's policy in this area to one which is expected to become standard for all diversified T. Rowe Price Funds. The Directors believe that increased standardization will help promote efficiencies and facilitate monitoring of compliance with the Fund's investment restrictions. The Board has directed that such change be submitted to shareholders for approval or disapproval.
    The Fund's current fundamental policy in the area of purchasing more than 10% of an issuer's voting securities is as follows:

    EACH FUND

    "[As a matter of fundamental policy, the Fund may not:] Purchase any security if, as a result more than 10% of the outstanding voting securities of any issuer would be held by the Fund, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;"

    As amended, the Fund's fundamental policy in the area of purchasing more than 10% of an issuer's voting securities would be as follows:

    "[As a matter of fundamental policy, the Fund may not:] Purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities);"

    The proposed amendments will not affect the status of the Fund as a diversified investment company under the 1940 Act. However, the proposed amendments would permit the Fund to take a larger position in the voting and other securities of issuers than under the current investment limitation. Thus, for example, the Fund would purchase 100% of the voting securities of one or more issuers. This would cause the Fund's net asset value per share to be more affected by changes in the value of, and market, credit and business developments with respect to, the securities of such issuers. In addition, if the Fund were to own a substantial percentage of an issuer's voting or other securities, there is a risk that the liquidity of those securities would be reduced. However, the Fund's Board of Directors believes the Fund should have the increased flexibility to pursue its investment program which the proposed amendment would allow. It should be noted that, elsewhere in this proxy, the Fund is seeking authority to change its current fundamental policy prohibiting investment in equity securities to an operating policy permitting the Fund to invest up to 10% of its total assets in equity securities.
    The Board of Directors recommends that shareholders vote FOR the proposal.

INSURED INTERMEDIATE FUND

    The Board of Directors has proposed an amendment to the Fundamental Investment Policy of the Fund to conform such policy to Section 5(b)(1) of the 1940 Act. The amendment would allow the Fund to adopt a policy which is expected to become a standard policy in this area for all T. Rowe Price Funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. The Board has directed that such change be submitted to shareholders for approval or disapproval.
    The Fund's current fundamental policy in the area of purchasing more than 10% of an issuer's voting securities is as follows:

    "[As a matter of fundamental policy, the Fund may not:] Purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or securities collateralized by any such securities);"

    As amended, the Fund's fundamental policy in the area of purchasing more than 10% of an issuer's voting securities would be as follows:

    "[As a matter of fundamental policy, the Fund may not:] Purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities);"

    The Board of Directors recommends that shareholders vote FOR the proposal.

G. PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICIES CONCERNING REAL ESTATE

    The Board of Directors has proposed an amendment to the Fundamental Investment Policies of the Fund to conform the Fund's fundamental policy on investing in real estate to a policy that is expected to become standard for all T. Rowe Price Funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. The proposed amendment is not expected to affect the investment program of the Fund or instruments in which the Fund invests. The Fund will not purchase or sell real estate. In addition, although no such investment is anticipated, the proposed amendment would clarify that the Fund may invest in securities of companies engaged in the real estate business. The Board has directed that such amendments be submitted to shareholders for approval or disapproval.
    The Fund's current fundamental policy in the area of investing in real estate is as follows:

    EACH FUND

    "[As a matter of fundamental policy, the Fund may not:] Purchase or sell real estate (although it may purchase municipal securities and other debt securities secured by real estate or interests therein);"

    As amended, the Fund's fundamental policy on investing in real estate would be as follows:

    "[As a matter of fundamental policy, the Fund may not:] Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);"

    The Board of Directors recommends that shareholders vote FOR the proposal.

H.  PROPOSAL   TO  ELIMINATE  THE  FUND'S  FUNDAMENTAL  INVESTMENT  POLICY  ON
    PURCHASING EQUITY SECURITIES

    The Fund's Board of Directors has proposed that the Fund's Fundamental Investment Policy on purchasing equity securities be eliminated and replaced with an operating policy to allow the Fund to invest up to 10% of its total assets in equity securities which pay tax-exempt dividends and which are otherwise consistent with the Fund's objective. Fundamental policies may be changed only by shareholder vote, while operating policies may be changed by the Board of Directors without shareholder approval. The Fund's policy
regarding   equity  securities  is  not  required  by  applicable  law  to  be fundamental.
    The purpose of the proposal is to provide the Fund with greater flexibility in implementing its investment program in a manner consistent with its investment objective. Under the proposed new policy, the Fund (other than the Money Fund) could purchase, for example, the preferred stock of certain closed-end investment companies which invest in municipal securities and pay dividends which are exempt from federal income tax. In accordance with SEC positions, the Money Fund would only be permitted to purchase equity securities of other open-end tax-exempt money market funds which pay tax-exempt dividends. The proposal would also conform the Fund's policy on purchasing equity securities to one which is expected to become standard for all T. Rowe Price tax-free funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. The Board has directed that the proposal be submitted to shareholders for approval or disapproval.
    The Fund's current fundamental policy in the area of purchasing equity securities is as follows:

    EACH FUND

    "[As a matter of fundamental policy, the Fund may not:] Purchase equity securities, or securities convertible into equity securities;"

    The operating policy on purchasing equity securities, to be adopted by the Fund, would be as follows:

    "[As a matter of operating policy, the Fund may not:] Purchase any equity security or security convertible into an equity security provided that the Fund (other than the Money Fund) may invest up to 10% of its total assets in equity securities which pay tax-exempt dividends and which are otherwise consistent with the Fund's investment objective and further provided, that the Money Fund may invest up to 10% of its total assets in equity securities of other tax-exempt open-end money market funds;"

    At times, there have been attractive opportunities in the market to purchase equity securities. For example, in recent years a number of closed-end investment companies have come to market which invest in municipal securities and issue preferred stock that pays dividends exempt from federal income tax. Additionally, the Fund might find it worthwhile to invest in certain open-end investment companies which hold municipal securities. Because the Fund would incur duplicate management fees when making such investments, it would only invest in other investment companies when, after taking account of such additional fees, the investment would be beneficial to the Fund. Investments in other investment companies are also subject to certain limitations under the 1940 Act and applicable state law. The dividends from such investments will be eligible for inclusion in the portion of the Fund's income used to satisfy the 80% tax-free income test previously referred to.

    Other types of equity securities may be developed in the future which present additional opportunities for the Fund. If the proposed operating policy is adopted, the Fund would be able to respond to these opportunities, including increasing the amount of its assets which it could invest in equity securities, without seeking further shareholder approval.
    The Board of Directors recommends that shareholders vote FOR the proposal.

ALL FUNDS EXCEPT MONEY FUND

I. PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICIES ON INVESTING IN COMMODITIES AND FUTURES CONTRACTS TO PROVIDE GREATER FLEXIBILITY IN FUTURES TRADING

HIGH YIELD, INCOME AND SHORT-INTERMEDIATE FUNDS

    The Board of Directors has proposed amendments to the Fundamental Investment Policies of the Fund to provide the Fund with greater flexibility in buying and selling futures contracts. The provisions of the Fund's current fundamental investment policies in this area are not required by applicable law and the Directors believe the Fund's investment manager, T. Rowe Price, should have greater flexibility to enter into futures contracts consistent with the Fund's investment objective and program and as market and regulatory developments require and permit without the necessity of seeking further shareholder approval. The new restriction would also conform the Fund's policy on commodities and futures to one which is expected to become standard for all
T. Rowe Price Funds (other than money market funds). The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. The Board has directed that such amendments be submitted to shareholders for approval or disapproval.
    The Fund's current fundamental policies in the area of investing in commodities and futures are as follows:

    EACH FUND

    COMMODITIES

    "[As a matter of fundamental policy, the Fund may not:] Purchase or sell commodities or commodity contracts; except that it may enter into futures contracts and options on futures contracts, subject to [its fundamental policy on futures];"

    EACH FUND

    FUTURES CONTRACTS

    "[As a matter of fundamental policy, the Fund may not:] Enter into a futures contract, although it may enter into a futures contract or an option on a futures contract only if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under open futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would not exceed 30% of the Fund's total assets (taken at market value at the time of entering into the contract) and (ii) no more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin or premiums on options on such futures contracts; provided, however, that in the case of an option which is in-the-money at the time of purchase, the in-the-money amount as defined under certain CFTC regulations may be excluded in computing such 5%;"

    As amended, the Fund's fundamental policy on investing in commodities and futures would be combined and would be as follows:

    "[As a matter of fundamental policy, the Fund may not:] Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;"

    In addition, the Board of Directors intends to adopt the following operating policy, which may be changed by the Board of Directors without further shareholder approval.

    "[As a matter of operating policy, the Fund will not:] Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Fund's net asset value (the "New Operating Policy");"

    If approved, the primary effects of the amendments would be to: (i) eliminate the restriction that the Fund may not enter into a futures contract if, as a result, more than 30% of the Fund's total assets would be represented by such contracts (the "30% Limitation"); and (ii) replace the restriction that the Fund may not commit more than 5% of its total assets to initial margin on futures contracts or premiums on options (the "5% Limitation") with the New Operating Policy. Although not specifically described in the amended restriction, the Fund would have the ability to invest in instruments which have the characteristics of futures and securities. Although it has no current intention of doing so, the new policy would also permit the Fund to enter into any type of futures contract, not just those described in its current prospectus. The risks of such futures could differ from the risks of the Fund's currently permitted futures activity.

THE 30% LIMITATION

    In response to a prior position of the SEC, the Fund has limited trading in futures to having no more than 30% of its assets represented by futures contracts. The SEC no longer takes this position. Although the Fund has no current intention of engaging in substantial trading in futures, this situation could change, and the Directors believe the best interest of the Fund would be served by removing this requirement from the Fund's fundamental policy on futures. Removal of the 30% Limitation could allow the Fund, subject to applicable margin requirements, to hedge 100% of the value of its portfolio and to enter into futures contracts and options thereon to a greater degree than is currently permitted. All trading in futures by the Fund would be subject to applicable SEC and Commodity Futures Trading Commission ("CFTC") rules and applicable state law.

THE 5% LIMITATION

    The 5% Limitation was previously required by rules of the CFTC in order for the Fund to be excluded from status as a commodity pool operator under applicable CFTC regulations, even if the Fund used futures for hedging purposes only. The CFTC no longer applies the 5% test to bona fide hedging activities, which is generally the type of futures activity in which the Fund engages. Although applicable state law may still require compliance with similar limitations, the Board of Directors believes the best interest of the Fund would be served by replacing the 5% Limitation with the New Operating Policy. This would provide the Fund with the flexibility to adapt to changes in CFTC regulations and any state laws without seeking further shareholder approval.
    The Board of Directors recommends that shareholders vote FOR the proposal.

INSURED INTERMEDIATE FUND

    The Board of Directors has proposed amendments to the Fund's Fundamental Investment Policies on commodities and futures. The principal purpose of the proposals is to conform the Fund's policies on commodities and futures with policies which are expected to become standard for all T. Rowe Price Funds (other than money market funds). The Board has directed that such amendments be submitted to shareholders for approval or disapproval.
    The Fund's current fundamental policies in the area of investing in commodities and futures are as follows:

    COMMODITIES

    "[As a matter of fundamental policy, the Fund may not:] Purchase or sell commodities or commodity contracts; except that it may enter into futures contracts and options on futures contracts, subject to [its fundamental policy on futures]; and invest in instruments which have the characteristics of both futures contracts and securities;"

    FUTURES CONTRACTS

    "[As a matter of fundamental policy, the Fund may not:] Enter into a futures contract or an option thereon, although the Fund may enter into financial futures contracts or options on financial futures contracts;"

    As amended, the Fund's fundamental policies on investing in futures and commodities would be combined and would be as follows:

    "[As a matter of fundamental policy, the Fund may not:] Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;"

    In addition, the Board of Directors intends to adopt the following operating policy, which may be changed by the Board of Directors without further shareholder approval.

    "[As a matter of operating policy, the Fund will not:] Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Fund's net asset value (the "New Operating Policy");"

    If adopted, the primary effect of the amendment would be to remove the restriction in the current policies the Fund may only enter into financial futures. Although not specifically described in the amended fundamental restriction, the Fund would continue to have the ability to invest in instruments which have the characteristics of futures and securities.
    The Fund has no current intention of investing in other types of futures. However, the new policy, if adopted, would allow it to do so. The risks of any such futures activity could differ from the risks of the Fund's currently permitted futures activity. As noted, the principal purpose of seeking the proposed change in the Fund's fundamental policies is to conform such policies to ones which are expected to become standard for all T. Rowe Price Funds. The Board of Directors believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject.
    The Board of Directors recommends that shareholders vote FOR the proposal.

PROPOSALS   J-U   PERTAIN   ONLY   TO   THE  MONEY,  HIGH  YIELD,  INCOME  AND
SHORT-INTERMEDIATE FUNDS

J. PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON THE ISSUANCE OF SENIOR SECURITIES

    The Fund's Board of Directors has proposed an amendment to the Fund's Fundamental Investment Policy on issuing senior securities which would allow the Fund to issue senior securities to the extent permitted under the 1940 Act. The new policy, if adopted, would provide the Fund with greater flexibility in pursuing its investment objective and program and would conform the Fund's policy in this area to one which is expected to become standard for all T. Rowe Price Funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. The Board has directed that such amendment be submitted to shareholders for approval or disapproval.
    The Fund's current fundamental policy in the area of issuing senior securities is as follows:

    EACH FUND

    "[As a matter of fundamental policy, the Fund may not:] Issue any class of securities senior to any other class of securities. (For the purpose of this restriction, the purchase and sale of futures contracts and options thereon and collateral arrangements with respect to margin for futures contracts and options thereon are not deemed to be the issuance of senior securities.);"

    As amended, the Fund's fundamental policy on issuing senior securities would be as follows:

    "[As a matter of fundamental policy, the Fund may not:] Issue senior securities except in compliance with the Investment Company Act of 1940;"

    The 1940 Act limits a Fund's ability to issue senior securities or engage in investment techniques which could be deemed to create a senior security. Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally thought of as a class of security preferred over shares of the Fund with respect to the Fund's assets or earnings. It generally does not include temporary or emergency borrowings by the Fund (which might occur to meet shareholder redemption requests) in accordance with federal law and the Fund's investment limitations. Various investment techniques that obligate the Fund to pay money at a future date (e.g., the purchase of securities for settlement on a date that is longer than required under normal settlement practices) occasionally raise questions as to whether a "senior security" is created. The Fund utilizes such techniques only in accordance with applicable regulatory requirements under the 1940 Act. Although the Fund has no current intention of issuing senior securities, the proposed change will clarify the Fund's authority to issue senior securities in accordance with the 1940 Act without the need to seek shareholder approval. Although, not set forth in the proposed policy, the Fund (other than the Money
Fund) would continue to be able to purchase and sell futures contracts and options thereon.
    The Board of Directors recommends that shareholders vote FOR the proposal.

K. PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING UNDERWRITING

    The Board of Directors has proposed an amendment to the Fundamental Investment Policies of the Fund on underwriting to conform such policy to one which is expected to become standard for all T. Rowe Price Funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. The proposed change, if adopted, is not expected to lead to any changes in the manner in which the Fund conducts its business. The Board of Directors has directed that such amendments be submitted to shareholders for approval or disapproval.
    The Fund's current fundamental policy in the area of underwriting is as follows:

    EACH FUND

    "[As a matter of fundamental policy, the Fund may not:] Underwrite any issue of securities, except to the extent that the purchase of municipal securities, or other permitted investments, directly from the issuer thereof (or from an underwriter for an issuer) and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;"

    As amended, the Fund's fundamental policy on underwriting would be as follows:

    "[As a matter of fundamental policy, the Fund may not:] Underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program;"

    The Board of Directors recommends that shareholders vote FOR the proposal.

L. PROPOSAL TO CHANGE THE DESIGNATION OF THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON INVESTING FOR CONTROL OF PORTFOLIO COMPANIES

    The Fund's Board of Directors has proposed that the Fund's Fundamental Investment Policy on investing for control of portfolio companies be changed from a fundamental policy to an identical operating policy. Fundamental policies may only be changed with shareholder approval, while operating policies may be changed by vote of the Board of Directors without shareholder approval. The Fund has no current intention of investing in companies for the purpose of obtaining or exercising control. However, the policy is not required to be fundamental under the 1940 Act. The purpose of the proposal is to conform the Fund's policy in this area to one which is expected to become standard for all T. Rowe Price Funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. The Board has directed that such change be submitted to shareholders for approval or disapproval.
    The Fund's current fundamental policy in the area of investing for control of portfolio companies is as follows:

    EACH FUND

    "[As a matter of fundamental policy, the Fund may not:] Invest in companies for the purpose of exercising management or control;"

    As changed, the Fund's operating policy on investing for control of portfolio companies would be as follows:

    "[As a matter of operating policy, the Fund may not:] Invest in companies for the purpose of exercising management or control;"

    The Board of Directors recommends that shareholders vote FOR the proposal.

M.  PROPOSAL   TO  ELIMINATE  THE  FUND'S  FUNDAMENTAL  INVESTMENT  POLICY  ON
    INVESTING IN THE SECURITIES OF OTHER INVESTMENT COMPANIES

    The Board of Directors has proposed that the Fund's Fundamental Investment Policy on investing in the securities of other investment companies be eliminated and replaced with a more permissive operating policy. Fundamental policies may be changed only by shareholder vote, while operating policies may be changed by vote of the Board of Directors without shareholder approval. The current policy of the Fund is not required by applicable law to be fundamental. Under the new operating policy, and provided a proposal to permit the Fund to invest in equity securities set forth elsewhere in this proxy is also approved, the Fund could invest in the securities of other investment companies in a manner consistent with the Fund's investment program. Such securities could include, for example, for the Funds other than the Money Fund, preferred stock of certain closed-end investment companies which invest in municipal securities. In accordance with SEC positions, the Money Fund would only purchase the securities of other investment companies to the extent they are tax-free open-end money market funds which pay tax-exempt dividends. These securities may, at times, provide attractive investment opportunities for the Fund. In addition the proposed change is intended to conform the Fund's policy in this area to one which is expected to become standard for all
T. Rowe Price Funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. Because the Fund would incur duplicate management fees when making such investments, it would only invest in other investment companies when, after taking account of such additional fees, the investment would be beneficial to the Fund. The Board has directed that such change be submitted to shareholders for approval or disapproval.
    The Fund's current fundamental policy in the area of investing in the securities of other investment companies is as follows:

    EACH FUND

    "[As a matter of fundamental policy, the Fund may not:] Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;"

    The operating policy on investing in the securities of other investment companies, to be adopted by the Fund, would be as follows:

    "[As a matter of operating policy, the Fund may not:] Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 and applicable state law provided that, the Money Fund may only purchase the securities of other tax-exempt open-end money market funds;"

    The proposed change would permit the Fund to invest in the securities of other investment companies to the maximum extent permitted under the 1940 Act and applicable state law, as described below, without further shareholder approval. However, the Fund would only purchase such securities in a manner consistent with its investment objective and program. Under the 1940 Act, the Fund is subject to various restrictions in purchasing the securities of closed-end and open-end investment companies. The 1940 Act limits the Fund, immediately after a purchase, to (1) investing no more than 10% of its total assets in the securities of other investment companies; (2) owning no more than 3% of the total outstanding voting stock of any other investment company; and (3) having no more than 5% of its total assets invested in securities of another investment company. Additionally, in the case of a closed-end investment company, the Fund, and all other mutual funds having T. Rowe Price as an investment manager, are limited to owning no more than 10% of the total outstanding voting stock of any closed-end company.

    The 1940 Act provides an alternative set of restrictions if the Fund were to exceed certain of these percentage limitations. Under the alternative, the Fund could invest any or all of its assets in other investment companies, provided the Fund and all of its affiliates, immediately after a purchase, did not own more than 3% of the total outstanding stock of the other investment company. Under this alternative restriction, the rate at which the Fund could redeem its investment in the other investment companies in which it invests might be restricted which could result in a situation where the Fund would not be able to redeem a portfolio security when it appears to T. Rowe Price to be in the best interest of the Fund to do so. T. Rowe Price would consider the effect on the Fund's liquidity and the Fund's ability to timely dispose of securities, before purchasing the securities of another investment company.
    Certain states impose further limitations on the purchase by the Fund of the securities of other investment companies. At the present time, these restrictions could prohibit the Fund, with certain exceptions, from: (i) purchasing or retaining the securities of any open-end investment company;
(ii) purchasing the securities of any closed-end investment company except through a purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission or when the purchase is part of a plan of merger, consolidation, reorganization or acquisition; and (iii) investing more than 10% of its assets in one or more investment companies.
    It is possible the requirements of the 1940 Act or the states regarding the Fund's investment in the securities of closed-end and open-end investment companies could change, or that the Fund could obtain a waiver of their application. The Board of Directors believes the Fund should have the ability to respond to potential changes in these areas without the necessity of holding a further meeting of shareholders.
    The Board of Directors recommends that shareholders vote FOR the proposal.

N.  PROPOSAL   TO  ELIMINATE  THE  FUND'S  FUNDAMENTAL  INVESTMENT  POLICY  ON
    PURCHASING SECURITIES ON MARGIN

MONEY FUND

    The Board of Directors has proposed that the Fund's Fundamental Investment Policy on purchasing securities on margin be changed from a fundamental policy to an operating policy. Fundamental policies may be changed only by shareholder vote, while operating policies may be changed by the Board of Directors without shareholder approval. The only effect of the proposal would be to change the Fund's fundamental policy on margin to an operating policy. The Board has directed that such amendment be submitted to shareholders for approval or disapproval.
    The Fund's current fundamental policy in the area of purchasing securities on margin is as follows:

    "[As a matter of fundamental policy, the Fund may not:] Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities;"

    As amended, the Fund's operating policy on purchasing securities on margin would be as follows:

    "[As a matter of operating policy, the Fund may not:] Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities;"

    The Board of Directors recommends that shareholders vote FOR the proposal.

HIGH YIELD, INCOME AND SHORT-INTERMEDIATE FUNDS

    The Board of Directors has proposed that the Fund's Fundamental Investment Policy on purchasing securities on margin be changed from a fundamental policy to an operating policy. Fundamental policies may be changed only by shareholder vote, while operating policies may be changed by the Board of Directors without shareholder approval. The purpose of the proposal is to allow the Fund greater flexibility in responding to market and regulatory developments by providing the Board of Directors with the authority to make changes in the Fund's policy on margin without further shareholder approval. The new restriction would also conform the Fund's policy on margin to one which is expected to become standard for all T. Rowe Price Funds (except the money market funds). The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. The Board has directed that such amendment be submitted to shareholders for approval or disapproval.
    The Fund's current fundamental policy in the area of purchasing securities on margin is as follows:

    EACH FUND

    "[As a matter of fundamental policy, the Fund may not:] Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities; except that the High Yield, Income and Short-Intermediate Funds may make initial and maintenance margin deposits in connection with options contracts, futures contracts, and options on futures contracts, subject to [its fundamental policy on futures];"

    As amended, the Fund's operating policy on purchasing securities on margin would be as follows:

    "[As a matter of operating policy, the Fund may not:] Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) it may make margin deposits in connection with futures contracts or other permissible investments;"

    The Fund's current policy and the proposed operating policy prohibit the purchase of securities on margin but allow the Fund to use such short-term credit as is necessary for clearance of purchases of portfolio securities and make margin deposits in connection with futures contracts. The proposed operating policy also would acknowledge that the Fund is permitted to make margin deposits in connection with other investments in addition to futures. Such investments might include, but are not limited to, written options where the Fund could be required to put up margin with a broker as security for the Fund's obligation to deliver the security on which the option is written. The Fund is already permitted to write options and a vote against this proposal would not change this authority.
    The Board of Directors recommends that shareholders vote FOR the proposal.

O. PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON PLEDGING ITS ASSETS

    The Board of Directors has proposed that the Fund's Fundamental Investment Policy on pledging its assets be eliminated and replaced with an operating policy. Fundamental policies may be changed by shareholder vote, while operating policies may be changed by vote of the Board of Directors without shareholder approval. Applicable law does not require the current percentage limitation set forth in the policy and does not require such policy to be fundamental. The new operating policy would allow the Fund to pledge up to 33 1/3% of its total assets (an increase from the current restriction) in connection with Fund indebtedness and permissible investments. The Board of Directors believes it is advisable to provide the Fund with greater flexibility in pursuing its investment objective and program and responding to regulatory and market developments. The new restriction would also conform the Fund's policy on pledging its assets to one which is expected to become standard for all T. Rowe Price Funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. The Board has directed that such proposals be submitted to shareholders for approval or disapproval.
    The Fund's current fundamental policy in the area of pledging its assets is as follows:

    MONEY FUND

    "[As a matter of fundamental policy, the Fund may not:] Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrowings, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market, in order to comply with certain state investment restrictions;"

    HIGH YIELD, INCOME AND SHORT-INTERMEDIATE FUNDS

    "[As a matter of fundamental policy, the Fund may not:] Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except (i) as may be necessary in connection with permissible borrowings, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market, in order to comply with certain state investment restrictions; and
    (ii) the Fund may enter into futures contracts;"

    The operating policy on pledging of assets, to be adopted by the Fund, would be as follows:

    "[As a matter of operating policy, the Fund may not:] Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of the borrowing or investment;"

    The operating policy would allow the Fund to pledge 33 1/3% of its total assets instead of the current 15% as set forth in the Fund's fundamental policy (and 10% as set forth in the Fund's current operating policy). The new policy, in addition to allowing pledging in connection with indebtedness, would clarify the Fund's ability to pledge its assets in connection with permissible investments. It is not contemplated that the Money Fund would pledge its assets under any circumstances other than in connection with permissible borrowings. Pledging could arise for the other Funds under various circumstances including when a Fund purchases certain types of securities on a when-issued or forward basis. As an operating policy, the Board of Directors could modify the proposed policy on pledging in the future as the need arose, without seeking further shareholder approval.
    Pledging assets to other parties is not without risk. Because assets that have been pledged to other parties may not be readily available to the Fund, the Fund may have less flexibility in liquidating such assets if needed. Therefore, the new policy, by allowing the Fund to pledge a greater portion of its assets, could, to a greater extent than the current policy, impair the Fund's ability to meet current obligations, or impede portfolio management. On the other hand, these potential risks should be considered together with the potential benefits, such as increased flexibility to borrow and the increased ability of the Fund to pursue its investment program.
    The Board of Directors recommends that shareholders vote FOR the proposal.

P. TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON INVESTING IN OIL AND GAS PROGRAMS

    The Fund's Board of Directors has proposed that the Fund's Fundamental Investment Policy on investing in oil and gas programs be eliminated and replaced with a substantially similar operating policy. Fundamental policies may be changed only by shareholder vote, while operating policies may be changed by the Board of Directors without shareholder approval. The current policy of the Fund is not required by applicable law to be fundamental. The purpose of the proposal is to conform the Fund's policy on investing in oil and gas programs to one which is expected to become standard for all T. Rowe Price Funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. The Board has directed that the proposal be submitted to shareholders for approval or disapproval.
    The Fund's current fundamental policy in the area of investing in oil and gas programs is as follows:

    EACH FUND

    "[As a matter of fundamental policy, the Fund may not:] Purchase participations or other direct interests or enter into leases with respect to oil, gas, other mineral exploration or development programs;"

    The operating policy on investing in oil and gas programs, to be adopted by the Fund, would be as follows:

    "[As   a   matter  of  operating  policy,  the  Fund  may  not:]  Purchase participations or other direct interests or enter into leases with respect to, oil, gas or other mineral exploration or development programs;"

    The Board of Directors recommends that shareholders vote FOR the proposal.

Q.  PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON OPTIONS

MONEY FUND

    The Fund's Board of Directors has proposed that the Fund's Fundamental Investment Policy on investing in options be eliminated and replaced with a substantially similar operating policy. Fundamental policies may be changed only by shareholder vote, while operating policies may be changed by vote of the Board of Directors without shareholder approval. The new restriction would conform the Fund's policy on investing in options to one which is expected to become standard for all T. Rowe Price Funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. The Board has directed that such change be submitted to shareholders for approval or disapproval.
    The Fund's current fundamental policy in the area of investing in options is as follows:

    "[As a matter of fundamental policy, the Fund may not:] Invest in puts, calls, straddles, spreads, or any combination thereof, except that the Fund may purchase securities with rights to put securities to the seller in accordance with its investment program;"

    The operating policy on investing in options, to be adopted by the Fund, would be as follows:

    "[As a matter of operating policy, the Fund may not:] Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;"

    While the Fund does not normally engage in options transactions, some of the Fund's investments may include demand or "put" features, which can provide additional liquidity or protection against loss. In addition, the Fund may from time to time enter into agreements with option-like features, such as standby commitments or other instruments conveying the right or obligation to buy or sell securities at a future date. The Fund can already invest in these types of options and a vote against the proposal would not change this authority. However, approval of the proposal would allow T. Rowe Price to develop and implement additional strategies in the future, without the need to seek further shareholder approval. Any such strategies must, of course, be in accordance with applicable law (such as Rule 2a-7 under the 1940 Act). In addition to review by the Directors, the Fund would not engage in such strategies until they, and any risk associated with their use, had been described sufficiently in the Fund's Prospectus and Statement of Additional Information.
    The Board of Directors recommends that shareholders vote FOR the proposal.

HIGH YIELD, INCOME AND SHORT-INTERMEDIATE FUNDS

    The Fund's Board of Directors has proposed that the Fund's Fundamental Investment Policy on investing in options be eliminated and replaced with a substantially similar operating policy. Fundamental policies may be changed only by shareholder vote, while operating policies may be changed by vote of the Board of Directors without shareholder approval. Under the new operating policy, the Fund would be permitted to purchase and sell options of any type for any purpose consistent with the Fund's investment program. The purpose of the proposal is to allow the Fund greater flexibility in responding to market and regulatory developments by allowing the Board of Directors the authority to make changes in the Fund's policy on options without seeking further shareholder approval. The new restriction would also conform the Fund's policy on investing in options to one which is expected to become standard for all T. Rowe Price Funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. The Board has directed that such change be submitted to shareholders for approval or disapproval.
    The Fund's current fundamental policy in the area of investing in options is as follows:

    INCOME FUND

    "[As a matter of fundamental policy, the Fund may not:] Invest in puts, calls, straddles, spreads, or any combination thereof, except that the Fund may write secured call and put options and purchase put and call options. The Fund does not consider a security secured by a call to be "pledged" as that term is used in [its fundamental policy on mortgaging];"

    HIGH YIELD AND SHORT-INTERMEDIATE FUNDS

    "[As a matter of fundamental policy, the Fund may not:] Invest in puts, calls, straddles, spreads, or any combination thereof, except that the
    Fund: (i) may write secured call and put options and purchase put and call options; and (ii) may purchase securities with rights to put securities to the seller in accordance with their investment programs. The Fund does not consider a security secured by a call to be "pledged" as that term is used in [its fundamental policy on mortgaging];"

    The operating policy on investing in options, to be adopted by the Fund, would be as follows:

    "[As a matter of operating policy, the Fund may not:] Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;"

    The Board of Directors recommends that shareholders vote FOR the proposal.

R.  PROPOSAL   TO  ELIMINATE  THE  FUND'S  FUNDAMENTAL  INVESTMENT  POLICY  ON
    OWNERSHIP OF PORTFOLIO SECURITIES BY OFFICERS AND DIRECTORS

    The Fund's Board of Directors has proposed that the Fund's Fundamental Investment Policy on the ownership of portfolio securities by officers and directors of the Fund and T. Rowe Price be eliminated and replaced with a substantially similar operating policy. Fundamental policies may be changed only by shareholder vote, while operating policies may be changed by vote of the Board of Directors without shareholder approval. The current fundamental policy was formerly required by certain states to be fundamental, but this is no longer the case. The Board has directed that the proposal be submitted to shareholders for approval or disapproval.
    The Fund's current fundamental policy in the area of ownership of portfolio securities by officers and directors is as follows:

    EACH FUND

    "[As a matter of fundamental policy, the Fund may not:] Purchase or retain the securities of any issuer if, to the knowledge of the Fund's management, those officers or directors of the Fund, and of its investment manager, who each owns beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities;"

    As changed, the Fund's operating policy in the area of ownership of portfolio securities by officers and directors would be as follows:

    "[As a matter of operating policy, the Fund may not:] Purchase or retain the securities of any issuer if, to the knowledge of the Fund's management, those officers and directors of the Fund, and of its investment manager, who each own beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities;"

    The Board of Directors recommends that shareholders vote FOR the proposal.

S. PROPOSAL TO CHANGE THE DESIGNATION OF THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING THE PURCHASE OF RESTRICTED AND ILLIQUID SECURITIES

MONEY FUND

    The Board of Directors has proposed that the Fund's Fundamental Investment Policies on purchasing restricted and illiquid securities be changed from fundamental policies and combined into a single operating policy. Fundamental policies may be changed only by shareholder vote, while operating polices may be changed by the Board of Directors without shareholder approval. If the proposed changes are approved by shareholders, the Board of Directors of the Fund intends to adopt a single operating policy which conforms the Fund's operating policy in this area to one which is expected to become standard for all T. Rowe Price tax-free funds, other than money market funds. The Fund's current fundamental policies in this area are not required by applicable law and the proposed change should provide the Fund with greater flexibility in responding to market and regulatory developments. The Board has directed that such change be submitted to shareholders for approval or disapproval.
    The Fund's current fundamental policies in the area of purchasing illiquid and restricted securities are as follows:

    ILLIQUID SECURITIES

    "[As a matter of fundamental policy, the Fund may not:] Purchase illiquid or unmarketable securities or invest in repurchase agreements which do not provide for payment within seven days if, as a result of such investment, more than 10% of the Fund's net assets would be invested in such securities;"

    RESTRICTED SECURITIES

    "[As a matter of fundamental policy, the Fund may not:] Purchase securities with legal or contractual restrictions on resale (except repurchase agreements), except that each Fund may acquire privately negotiated loans to tax-exempt borrowers as set forth in the prospectus;"

    As changed, the operating policy on investing in illiquid securities, to be adopted by the Fund, would be as follows:

    "[As a matter of operating policy, the Fund may not:] Purchase illiquid securities if, as a result, more than 10% of its net assets would be invested in such securities;"

ILLIQUID SECURITIES

    As an open-end investment company, the Fund may not hold a significant amount of illiquid securities because such securities may present problems of accurate valuation and it is possible the Fund could have difficulty satisfying redemptions within seven days as required under the 1940 Act. In general, the SEC defines an illiquid security as one which cannot be sold in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. Illiquid securities have included those enumerated in the Fund's fundamental restrictions on restricted and illiquid securities--certain securities with legal or contractual restrictions on resale ("restricted securities"), unmarketable securities and repurchase agreements of a duration of more than seven days.
    If this proposal is approved by shareholders, the specific types of securities that may be deemed to be illiquid will be determined from time to time by T. Rowe Price under the supervision of the Directors, with reference to legal, regulatory and market developments. Unlike under the current policy, there would not be an absolute prohibition against purchasing certain types of securities. In addition, by making the Fund's policy on illiquid securities non-fundamental, the Fund will be able to respond more quickly to market or regulatory developments because no shareholder vote will be required to redefine what types of securities may be deemed illiquid or to otherwise change the Fund's operating policy. In accordance with the Fund's policy prohibiting the Fund from acting as an underwriter, the Fund will not purchase restricted securities for the purpose of subsequent distribution in a manner which would cause the Fund to be deemed an underwriter.
    The Board of Directors recommends that shareholders vote FOR the proposal.

HIGH YIELD, INCOME AND SHORT-INTERMEDIATE FUNDS

    The Board of Directors has proposed that the Fund's Fundamental Investment Policies on purchasing restricted and illiquid securities be changed from fundamental policies and combined into a single operating policy. Fundamental policies may be changed only by shareholder vote, while operating polices may be changed by the Board of Directors without shareholder approval. If the proposed changes are approved by shareholders, the Board of Directors of the Fund intends to adopt a single operating policy which would (1) allow the Fund to invest up to 15% of its net assets in illiquid securities and (2) conform the Fund's operating policy in this area to one which is expected to become standard for all T. Rowe Price tax-free funds, other than money market funds. The Fund's current fundamental policies in this area are not required by applicable law and the proposed change should provide the Fund with greater flexibility in responding to market and regulatory developments. The Board has directed that such change be submitted to shareholders for approval or disapproval.
    The Fund's current fundamental policies in the area of purchasing illiquid and restricted securities are as follows:

    EACH FUND

    ILLIQUID SECURITIES

    "[As a matter of fundamental policy, the Fund may not:] Purchase illiquid or unmarketable securities or invest in repurchase agreements which do not provide for payment within seven days if, as a result of such investment, more than 10% of the Fund's net assets would be invested in such securities;"

    EACH FUND

    RESTRICTED SECURITIES

    "[As a matter of fundamental policy, the Fund may not:] Purchase securities with legal or contractual restrictions on resale (except repurchase agreements), except that each Fund may acquire privately negotiated loans to tax-exempt borrowers as set forth in the prospectus;"

As changed, the operating policy on investing in illiquid securities, to be adopted by the Fund, would be as follows:

    "[As a matter of operating policy, the Fund may not:] Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities;"

ILLIQUID SECURITIES

    As an open-end investment company, the Fund may not hold a significant amount of illiquid securities because such securities may present problems of accurate valuation and it is possible the Fund could have difficulty satisfying redemptions within seven days as required under the 1940 Act. In general, the SEC defines an illiquid security as one which cannot be sold in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. Illiquid securities have included those enumerated in the Fund's fundamental restrictions on restricted and illiquid securities--certain securities with legal or contractual restrictions on resale ("restricted securities"), unmarketable securities and repurchase agreements of a duration of more than seven days.
    If this proposal is approved by shareholders, the specific types of securities that may be deemed to be illiquid will be determined from time to time by T. Rowe Price under the supervision of the Directors, with reference to legal, regulatory and market developments. Unlike under the current policy, there would not be an absolute prohibition against purchasing certain types of securities. In addition, by making the Fund's policy on illiquid securities non-fundamental, the Fund will be able to respond more quickly to market or regulatory developments because no shareholder vote will be required to redefine what types of securities may be deemed illiquid or to otherwise change the Fund's operating policy. In accordance with the Fund's policy prohibiting the Fund from acting as an underwriter, the Fund will not purchase restricted securities for the purpose of subsequent distribution in a manner which would cause the Fund to be deemed an underwriter.

PERCENTAGE LIMITATIONS

    The Fund's fundamental policy limits it to investing no more than 10% of its net assets in illiquid or unmarketable securities. The new operating policy to be adopted by the Board of Directors, if shareholders approve elimination of the fundamental policy, would allow the Fund to invest up to 15% of its net assets in illiquid securities. The 15% limitation represents a higher percentage than the Fund was previously allowed to invest in illiquid securities and is the result of a 1992 liberalization by the SEC in this area. If the fundamental policy is changed to an operating policy, the Fund will, without the necessity of any further shareholder vote, be able to take advantage of any future changes in SEC policy in this area.
    The Board of Directors recommends that shareholders vote FOR the proposal.

T.  PROPOSAL  TO  ELIMINATE  THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON SHORT
    SALES

    The Fund's Board of Directors has proposed that the Fund's Fundamental Investment Policy on effecting short sales be eliminated and replaced with a substantially similar operating policy. Fundamental policies may be changed only by shareholder vote, while operating policies may be changed by the Board of Directors without shareholder approval. The current policy of the Fund is not required by applicable law to be fundamental. While there are no foreseeable circumstances under which the Money Fund would sell securities short, the proposal, if adopted, would provide the other Funds with greater flexibility in pursuing their investment objective and program. The new restriction would also conform the Fund's policy on short sales to one which is expected to become standard for all T. Rowe Price Funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. The Board has directed that the proposal be submitted to shareholders for approval or disapproval.

    The Fund's current fundamental policy in the area of effecting short sales of securities is as follows:

    EACH FUND

    "[As a matter of fundamental policy, the Fund may not:] Effect short sales of securities . . .;"

    The operating policy on short sales, to be adopted by the Fund, would be as follows:

    "[As a matter of operating policy, the Fund may not:] Effect short sales of securities;"

    The current fundamental policy was formerly required by certain states to be fundamental. This is no longer the case. The replacement of the policy with an operating policy will adequately protect the Funds while providing greater flexibility to the non-money market Funds to respond to market or regulatory developments by allowing the Board of Directors the authority to make changes in this policy without seeking further shareholder approval.
    In a short sale, an investor, such as the Fund, sells a borrowed security and must return the same security to the lender. Although the Board has no current intention of allowing the Fund to engage in short sales, if the proposed amendment is adopted, the Board would be able to authorize the Fund to engage in short sales at any time without further shareholder action. In such a case, the Fund's prospectus would be amended and a description of short sales and their risks would be set forth therein. Any such short sales would be subject to extensive regulation under the 1940 Act designed to ensure the Fund could not use short sales for leveraging purposes.
    The Board of Directors recommends that shareholders vote FOR the proposal.

U. PROPOSAL TO CHANGE THE DESIGNATION OF THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON INVESTING IN UNSEASONED ISSUERS

    The Board of Directors has proposed that the Fund's Fundamental Investment Policy on investing in the securities of unseasoned issuers be eliminated and replaced by a substantially similar operating policy. Fundamental policies may only be changed with shareholder approval, while operating policies may be changed by vote of the Board of Directors without shareholder approval. The proposed change should provide the Fund with greater flexibility in responding to market and regulatory developments without the necessity of seeking further shareholder approval. The new restriction would also conform the Fund's policy on investing in unseasoned issuers to one which is expected to become standard for all T. Rowe Price Funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. The Board has directed that such change be submitted to shareholders for approval or disapproval.
    The Fund's current fundamental policy in the area of investing in unseasoned issuers is as follows:

    EACH FUND

    "[As a matter of fundamental policy, the Fund may not:] Purchase any security if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, except obligations issued or guaranteed by the U.S. Government, or its agencies, and municipal securities (for this purpose, the period of operation of any issuer shall include the period of operation of any predecessor or unconditional guarantor of such issuer); provided, however, that for the purpose of this limitation, industrial development bonds issued by nongovernmental users shall not be deemed municipal securities;"

    The operating policy on investing in unseasoned issuers, to be adopted by the Fund, would be as follows:

    "[As a matter of operating policy, the Fund may not:] Purchase a security (other than obligations issued or guaranteed by the U.S., any foreign, state or local government, their agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years (for this purpose, the period of operation of any issuer shall include the period of operation of any predecessor or unconditional guarantor of such issuer). This restriction does not apply to securities of pooled investment vehicles or mortgage or asset-backed securities;"

    The new operating policy would add securities issued or guaranteed by foreign governments, as well as securities of pooled investment vehicles and mortgage and asset-backed securities to the list of those which are excluded from the percentage restriction on investing in unseasoned issuers. The reference to foreign governments is strictly to conform the policy to one which is expected to become standard for all T. Rowe Price Funds. The Fund has no current intention of investing in foreign securities. The proposed new operating policy does not refer to industrial development bonds. However, in accordance with applicable SEC positions, the Fund would continue to exclude industrial development bonds issued by nongovernmental users from status as municipal securities under the policy. If the SEC were to change its position, the Fund would be able to adopt the new SEC position without seeking a shareholder vote.
    The Board of Directors recommends that shareholders vote FOR the proposal.

EACH FUND

3.  RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

    The selection by the Board of Directors of the Money, High Yield and Insured Intermediate Funds of the firm of Coopers & Lybrand as the independent accountants for each Fund for the three-month fiscal year ending May 31, 1994 and for fiscal year ending May 31, 1995 is to be submitted for ratification or rejection by the shareholders of each Fund at the Shareholders Meeting. The firm of Coopers & Lybrand has served the Money, High Yield and Insured Intermediate Funds as independent accountants since each such Fund's inception. The selection by the Board of Directors of the Income and Short-Intermediate Funds of the firm of Price Waterhouse as the independent accountants for each Fund for the three-month fiscal year ending May 31, 1994 and for fiscal year ending May 31, 1995 is to be submitted for ratification or rejection by the shareholders of each Fund at the Shareholders Meeting. The firm of Price Waterhouse has served each Fund as independent accountants since each such Fund's inception.

    Each Fund has been advised by its independent accountants that they have no direct or material indirect financial interest in the Fund. Representatives of the firm of Coopers & Lybrand and Price Waterhouse are expected to be present at the Shareholders Meeting and will be available to make a statement, if they desire to do so, and to respond to appropriate questions which the shareholders may wish to address to them.

MONEY AND INCOME FUNDS

4. PROPOSAL TO AMEND THE FUND'S ARTICLES OF INCORPORATION TO ELIMINATE THE POLICY ON PRICING SECURITIES

    The Board of Directors has proposed that the Fund amend its Articles of Incorporation by deleting subparagraph (iii) of Paragraph 3.04(b)(2) of Article SEVENTH regarding the policy on pricing securities in its portfolio. The manner in which the Fund prices its securities is currently set forth in the Fund's Statement of Additional Information and the Fund's policy on pricing securities is not required to be included in its Articles of Incorporation. The purpose of the proposed amendment is to provide the Fund with greater flexibility to respond to regulatory and market developments in pricing its securities, should the need arise. Although there is no current intention to change the manner in which the Fund's portfolio securities are priced, the proposal, if adopted, would allow the Fund's Board of Directors to make changes in the Fund's policy on pricing, in a manner consistent with applicable law, without seeking further shareholder approval. The Board has directed that the proposal be submitted to shareholders for approval or disapproval.
    The Fund's policy on pricing securities as stated in the Articles of Incorporation is as follows:

    MONEY FUND

    "Article SEVENTH
    (2) Valuation of Assets. The value of such assets is to be determined as follows:
        (iii) Securities. The short-term money market securities in which the Fund invests are traded primarily in the over-the-counter market. Securities for which representative market quotations are readily available are valued at the most recent bid price or yield equivalent as quoted by one or more dealers who make markets in such securities. Other securities are appraised at values deemed best to reflect their fair value as determined in good faith by or under the supervision of officers of the Fund specifically authorized by the Board of Directors."

    INCOME FUND

    "Article SEVENTH
    (2) Valuation of Assets. The value of such assets is to be determined as follows:
        (iii) Securities. The securities in which the Fund may invest are traded primarily in the over-the-counter market. Portfolio securities are valued at quoted bid prices when representative quotes are readily available. Securities and other assets for which representative quotes are not readily available are appraised at prices deemed best to reflect their fair market value as determined in good faith by or under the supervision of officers of the Fund in a manner specifically authorized by the Board of Directors."

    The Board of Directors recommends that these provisions of the Articles of Incorporation be deleted and that the Fund's policy on pricing securities be described only in the Fund's Statement of Additional Information.
    The Board of Directors recommends that shareholders vote FOR the proposal.

INVESTMENT MANAGER

    The Fund's investment manager is T. Rowe Price, a Maryland corporation, 100 East Pratt Street, Baltimore, Maryland 21202. The principal executive officer of T. Rowe Price is George J. Collins, who together with Mr. Riepe, Thomas H. Broadus, Jr., James E. Halbkat, Jr., Carter O. Hoffman, Henry H. Hopkins, George A. Roche, John W. Rosenblum, Robert L. Strickland, M. David Testa, and Philip C. Walsh, constitute its Board of Directors. The address of each of these persons, with the exception of Messrs. Halbkat, Rosenblum, Strickland and Walsh, is 100 East Pratt Street, Baltimore, Maryland 21202, and, with the exception of Messrs. Halbkat, Rosenblum, Strickland, and Walsh, all are employed by T. Rowe Price. Mr. Halbkat is President of U.S. Monitor Corporation, a provider of public response systems, P.O. Box 23109, Hilton Head Island, South Carolina 29925. Mr. Rosenblum, whose address is P.O. Box 6550, Charlottesville, Virginia 22906, is the Tayloe Murphy Professor at the University of Virginia, and a director of: Chesapeake Corporation, a manufacturer of paper products; Cadmus Communications Corp., a provider of printing and communication services; Comdial Corporation, a manufacturer of telephone systems for businesses; and Cone Mills Corporation, a textiles producer. Mr. Strickland is Chairman of Lowe's Companies, Inc., a retailer of specialty home supplies, 604 Two Piedmont Plaza Building, Winston-Salem, North Carolina 27104. Mr. Walsh, whose address is Blue Mill Road, Morristown, New Jersey 07960, is a consultant to Cyprus Amax Minerals Company, Englewood, Colorado, and a director of Piedmont Mining Company, Charlotte, North Carolina.
    The officers of the Funds (other than the nominees for reelection as directors) and their positions with T. Rowe Price are as follows:

- -------------------------------------------------------------------------------------------------------
Officer                         Position with Fund                  Position with Manager
- -------------------------------------------------------------------------------------------------------
Janet G. Albright               Vice President                      Vice President
Patrice L. Berchtenbreiter*     President                           Vice President
Paul W. Boltz*                  Vice President                      Vice President
Michael P. Buckley              Vice President                      Vice President
Patricia S. Deford              Vice President                      Vice President
Charles B. Hill**               Vice President                      Assistant Vice President
Charles O. Holland              Vice President                      Vice President
Henry H. Hopkins                Vice President                      Managing Director
Alan P. Richman                 Vice President                      Vice President
C. Stephen Wolfe, II+           Executive Vice President            Vice President
Lenora V. Hornung               Secretary                           Vice President
Carmen F. Deyesu                Treasurer                           Vice President
David S. Middleton              Controller                          Vice President
Roger L. Fiery                  Assistant Vice President            Vice President
Konstantine B. Mallas**         Assistant Vice President            Assistant Vice President
Laura L. McAree++               Assistant Vice President            Assistant Vice President
Edward T. Schneider             Assistant Vice President            Assistant Vice President
William F. Snider@              Assistant Vice President            Assistant Vice President
Ingrid I. Vordemberge           Assistant Vice President            Employee

*      Ms. Berchtenbreiter is the President of the Money Fund and a Vice President of the High
       Yield, Income, Insured Intermediate and Short-Intermediate Funds. Ms. Berchtenbreiter's date of birth is January 13, 1953, and she has been employed by T. Rowe Price since March 22,
       1972. Mr. Boltz is a Vice President of the Money Fund only.
**     Mr. Hill is a Vice President and Mr. Mallas is an Assistant Vice President of the High
       Yield, Income, Insured Intermediate and Short-Intermediate Funds only.
+      Mr. Wolfe is the Executive Vice President of the High Yield Fund and a Vice President of the
       Money, Income, Insured Intermediate and Short-Intermediate Funds. Mr. Wolfe's date of birth is April 5, 1959, and he has been employed by T. Rowe Price since February 11, 1985.
++     Ms. McAree is an Assistant Vice President of the Money and Insured Intermediate Funds only.
@      Mr. Snider is an Assistant Vice President of the Insured Intermediate Fund only.

    The Funds have an Underwriting Agreement with T. Rowe Price Investment Services, Inc. ("Investment Services") and a Transfer Agency Agreement with T. Rowe Price Services, Inc. ("Price Services"), which are wholly-owned subsidiaries of T. Rowe Price. In addition, the Funds have an Agreement with
T. Rowe Price to perform fund accounting services. James S. Riepe, a Director of the Insured Intermediate Fund and a Director and Vice President of the other Funds, is Chairman of the Board of Price Services, and President and Director of Investment Services. Henry H. Hopkins, a Vice President of each Fund, is a Vice President and Director of both Investment Services and Price Services. Edward T. Schneider, an Assistant Vice President of each Fund, is a Vice President of Price Services. Certain officers of the Funds own shares of the common stock of T. Rowe Price, its only class of securities.
    The following information pertains to transactions involving common stock of T. Rowe Price, par value $.20 per share ("Stock"), during the period March 1, 1993 through February 28, 1994. There were no transactions during the period by any director or officer of the Fund, or any director or officer of
T. Rowe Price which involved more than 1% of the outstanding Stock of T. Rowe Price. These transactions did not involve, and should not be mistaken for, transactions in the stock of the Fund.

    During the period, the holders of certain options purchased a total of 371,535 shares of common stock at varying prices from $0.67 to $18.75 per share. Pursuant to the terms of T. Rowe Price's Employee Stock Purchase Plan, eligible employees of T. Rowe Price and its subsidiaries purchased an aggregate of 95,380 shares at fair market value. Such shares were purchased in the open market during this period for employees' accounts.
    The Company's Board of Directors has approved the purchase of up to 2,200,000 shares of its common stock in the open market. During the period, the Company purchased 110,000 common shares under this plan, leaving 1,402,000 shares authorized for future repurchase at February 28, 1994.
    During the period, T. Rowe Price issued 1,154,000 common stock options with an exercise price of $28.13 per share to certain employees under terms of the 1990 and 1993 Stock Incentive Plans.
    An audited consolidated balance sheet of T. Rowe Price as of December 31, 1993, is included in this Proxy Statement.

INVESTMENT MANAGEMENT AGREEMENT

    T. Rowe Price serves as investment manager to the Funds pursuant to their respective Investment Management Agreements (each the "Management Agreement" and collectively the "Management Agreements"). The Insured Intermediate Fund's Management Agreement is dated November 3, 1992. The Fund's Management Agreement was approved by its Board of Directors and T. Rowe Price, its sole shareholder, on the above-referenced date. The date of each Fund's Management Agreement and the date it was approved by the respective Fund's shareholders is as follows:

                         Date of              Shareholder
                        Management             Approval
        Fund            Agreement                Date
 ------------------    -------------         --------------
 Money                 July 1, 1987          June 10, 1987
 High Yield            July 1, 1987          June 10, 1987
 Income                July 1, 1987          June 10, 1987
 Short-Intermediate    July 1, 1991          June 13, 1991

By their terms, the Management Agreements will, continue in effect from year to year as long as they are approved annually by each Fund's Board of Directors (at a meeting called for that purpose) or by vote of a majority of each Fund's outstanding shares. In either case, renewal of the Management Agreements must be approved by a majority of each Fund's independent directors. On March 1, 1994, the directors of each Fund, including all of the independent directors, voted to extend the Management Agreements for an additional period of one year, commencing May 1, 1994, and terminating April 30, 1995. Each Management Agreement is subject to termination by either party without penalty on 60 days' written notice to the other and will terminate automatically in the event of assignment.

    Under each Management Agreement, T. Rowe Price provides each Fund with discretionary investment services. Specifically, T. Rowe Price is responsible for supervising and directing the investments of each Fund in accordance with the Funds' investment objectives, programs, and restrictions as provided in their prospectuses and Statements of Additional Information. T. Rowe Price is also responsible for effecting all securities transactions on behalf of the
Funds, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In addition to these services, T. Rowe Price provides the Funds with certain corporate administrative services, including: maintaining each Fund's corporate existence, corporate records, and registering and qualifying Fund shares under federal and state laws; monitoring the financial, accounting, and administrative functions of the Funds; maintaining liaison with the agents employed by the Funds, such as each Fund's custodian and transfer agent; assisting the Funds in the coordination of such agents' activities; and permitting T. Rowe Price's employees to serve as officers, directors, and committee members of the Funds without cost to the Fund.
    Each Fund's Management Agreement also provides that T. Rowe Price, its directors, officers, employees, and certain other persons performing specific functions for the Fund will only be liable to the Fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.
    The Management Agreement provides that each Fund will bear all expenses of its operations not specifically assumed by T. Rowe Price. However, in compliance with certain state regulations, T. Rowe Price will reimburse the Funds for any expenses (excluding interest, taxes, brokerage, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses) which in any year exceed the limits prescribed by any state in which the Funds' shares are qualified for sale. Presently, the most restrictive expense ratio limitation imposed by any state is 2.5% of the first $30 million of the Fund's average daily net assets, 2% of the next $70 million of such assets, and 1.5% of net assets in excess of $100 million. For the purpose of determining whether a Fund is entitled to reimbursement, the expenses of the Fund are calculated on a monthly basis. If the Fund is entitled to reimbursement, that month's management fee will be reduced or postponed, with any adjustment made after the end of the year.
    For its services to each Fund under the Management Agreement, T. Rowe Price is paid a management fee ("Management Fee") consisting of two elements: a "group" fee ("Group Fee") and an "individual" fund fee ("Individual Fund Fee"). The Group Fee varies and is based on the combined net assets of all of the T. Rowe Price Funds distributed by T. Rowe Price Investment Services, Inc., other than institutional or "private label" products. For this purpose, the T. Rowe Price Funds include all Funds managed and sponsored by T. Rowe Price as well as those Funds managed and sponsored by Rowe Price-Fleming International, Inc. Each Fund pays, as its portion of the Group Fee, an amount equal to the ratio of its daily net assets to the daily net assets of all the
T. Rowe Price Funds. At February 28, 1994, the Group Fee was 0.34% based on combined Price Funds' assets of approximately $36.1 billion. In addition, each Fund pays a flat Individual Fund Fee based on the net assets of each Fund. The following table lists each Fund's individual fee, combined fee, net assets and management fee paid to T. Rowe Price, at February 28, 1994.

                      Individual     Combined         Net       Management
Fund                      Fee           Fee         Assets          Fee
- -------------------- ------------- ------------- ------------- -------------
Money                    0.10%         0.44%    $  732,900,000    $3,132,000
High Yield               0.30%         0.64%       941,295,000     5,954,000
Income                   0.15%         0.49%     1,452,581,000     7,362,000
Insured Intermediate     0.10%         0.44%        99,162,000         9,000
Short-Intermediate       0.10%         0.44%       540,728,000     2,256,000

The following chart shows the ratio of operating expenses to average net assets of the following Funds for the fiscal years ended February 28, 1994, February 28, 1993 and February 29, 1992.

Fund                         1994             1993             1992
- ------------------           -----            -----            -----
Money                        0.59%            0.60%            0.61%
High Yield                   0.79%            0.81%            0.83%
Income                       0.59%            0.61%            0.62%
Short-Intermediate           0.60%            0.63%            0.67%

INSURED INTERMEDIATE FUND

    Effective July 1, 1993, T. Rowe Price agreed to bear any expenses through February 28, 1994, which would cause the Fund's ratio of expenses to average daily net assets to exceed 0.50%. Effective March 1, 1994, T. Rowe Price agreed to bear any expenses that would cause the Fund's ratio of expenses to average net assets to exceed 0.65%. Expenses paid or assumed under the second and third agreements are subject to reimbursement to T. Rowe Price by the Fund whenever its expense ratio is below 0.50% (for the first agreement) and 0.65% (for the second agreement), however, no reimbursement will be made after February 29, 1996 (for the first agreement) or February 28, 1998 (for the second agreement), or if it would result in the expense ratio exceeding 0.50% (for the first agreement) and 0.65% (for the second agreement).
    Pursuant to the present expense limitation, $301,000 of management fees were not accrued for the fiscal year ended February 28, 1994, of which $73,000 were permanently waived. In addition, $201,000 of other Fund expenses borne by
T. Rowe Price were permanently waived.

PORTFOLIO TRANSACTIONS

    In the following discussion "the Fund" is intended to refer to each Fund.

INVESTMENT OR BROKERAGE DISCRETION

    Decisions with respect to the purchase and sale of portfolio securities on behalf of the Fund are made by T. Rowe Price. T. Rowe Price is also responsible for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business. The Fund's purchases and sales of portfolio securities are normally done on a principal basis and do not involve the payment of a commission although they may involve the designation of selling concessions. That part of the discussion below relating solely to brokerage commissions would not normally apply to the Funds. However, it is included because T. Rowe Price does manage a significant number of common stock portfolios which do engage in agency transactions and pay commissions and because some research and services resulting from the payment of such commissions may benefit the Fund.

HOW BROKERS AND DEALERS ARE SELECTED

    FIXED INCOME SECURITIES

    Fixed income securities are generally purchased from the issuer or a primary market-maker acting as principal for the securities on a net basis, with no brokerage commission being paid by the client, although the price usually includes an undisclosed compensation. Transactions placed through dealers serving as primary market-makers reflect the spread between the bid and asked prices. Securities may also be purchased from underwriters at prices which include underwriting fees.
    T. Rowe Price may effect principal transactions on behalf of the Fund with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. T. Rowe Price may receive brokerage and research services in connection with such designations in fixed price underwritings.
    In purchasing and selling the Fund's portfolio securities, it is T. Rowe Price's policy to obtain quality execution at the most favorable prices through responsible brokers and dealers and, in the case of agency transactions (in which the Fund does not generally engage), at competitive commission rates. However, under certain conditions, the Fund may pay higher brokerage commissions in return for brokerage and research services. In selecting broker-dealers to execute the Fund's portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, and brokerage and research services provided by them. It is not the policy of T. Rowe Price to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

HOW   EVALUATIONS   ARE  MADE  OF  THE  OVERALL  REASONABLENESS  OF  BROKERAGE
COMMISSIONS PAID

    On a continuing basis, T. Rowe Price seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of the Fund. In evaluating the reasonableness of commission rates,
T. Rowe Price considers: (a) historical commission rates, both before and since rates have been fully negotiable; (b) rates which other institutional investors are paying, based on available public information; (c) rates quoted by brokers and dealers; (d) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (e) the complexity of a particular transaction in terms of both execution and settlement; (f) the level and type of business done with a particular firm over a period of time; and (g) the extent to which the broker or dealer has capital at risk in the transaction.

DESCRIPTION OF RESEARCH SERVICES RECEIVED FROM BROKERS AND DEALERS

    T. Rowe Price receives a wide range of research services from brokers and dealers. These services include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and analysis of corporate responsibility issues. These services provide both domestic and international perspective. Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to T. Rowe Price by or through broker-dealers.
    Research services received from brokers and dealers are supplemental to T. Rowe Price's own research effort and, when utilized, are subject to internal analysis before being incorporated by T. Rowe Price into its investment process. As a practical matter, it would not be possible for T. Rowe Price to generate all of the information presently provided by brokers and dealers. T. Rowe Price pays cash for certain research services received from external sources. T. Rowe Price also allocates brokerage for research services which are available for cash. While receipt of research services from brokerage firms has not reduced T. Rowe Price's normal research activities, the expenses of T. Rowe Price could be materially increased if it attempted to generate such additional information through its own staff. To the extent that research services of value are provided by brokers or dealers, T. Rowe Price may be relieved of expenses which it might otherwise bear.
    T. Rowe Price has a policy of not allocating brokerage business in return for products or services other than brokerage or research services. In accordance with the provisions of Section 28(e) of the Securities Exchange Act of 1934, T. Rowe Price may from time to time receive services and products which serve both research and non-research functions. In such event, T. Rowe
Price makes a good faith determination of the anticipated research and non-research use of the product or service and allocates brokerage only with respect to the research component.

BROKERAGE AND EXECUTION SERVICES PROVIDED BY BROKERS AND DEALERS WHO FURNISH RESEARCH SERVICES

    Certain brokers who provide quality execution services also furnish research services to T. Rowe Price. With regard to the payment of brokerage commissions, T. Rowe Price has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause an account to pay commission rates in excess of those another broker or dealer would have charged for effecting the same transaction, if the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion. Accordingly, while T. Rowe Price cannot readily determine the extent to which commission rates or net prices charged by broker-dealers reflect the value of their research services, T. Rowe Price would expect to assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker. T. Rowe Price may receive research as defined in Section 28(e), in connection with selling concessions and designations in fixed price offerings.

INTERNAL ALLOCATION PROCEDURES

    T. Rowe Price has a policy of not precommitting a specific amount of business to any broker or dealer over any specific time period. Historically, the majority of brokerage placement has been determined by the needs of a specific transaction such as market-making, availability of a buyer or seller of a particular security, or specialized execution skills. However, T. Rowe Price does have an internal brokerage allocation procedure for that portion of its discretionary client brokerage business or selling concession business where special needs do not exist, or where the business may be allocated among several brokers or dealers which are able to meet the needs of the transaction.
    Each year, T. Rowe Price assesses the contribution of the brokerage and research services provided by brokers and dealers, and attempts to allocate a portion of its brokerage and selling concession business in response to these assessments. Research analysts, counselors, various investment committees, and the Trading Department each seek to evaluate the brokerage and research services they receive from brokers and make judgments as to the level of business which would recognize such services. In addition, brokers and dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual business received by any firm may be less than the suggested allocations but can, and often does, exceed the suggestions, because the total business is allocated on the basis of all the considerations described above. In no case is a broker or dealer excluded from receiving business from T. Rowe Price because it has not been identified as providing research services.

MISCELLANEOUS

    T. Rowe Price's brokerage allocation policy is consistently applied to all its fully discretionary accounts, which represent a substantial majority of all assets under management. Research services furnished by brokers and dealers through which T. Rowe Price effects securities transactions may be used in servicing all accounts (including non-Fund accounts) managed by T. Rowe Price.
    Conversely, research services received from brokers and dealers which execute transactions for the Fund are not necessarily used by T. Rowe Price exclusively in connection with the management of the Fund.
    From time to time, orders for clients may be placed through a computerized transaction network.
    The Fund does not allocate business to any broker-dealer on the basis of its sales of the Fund's shares. However, this does not mean that broker-dealers who purchase Fund shares for their clients will not receive business from the Fund.

    Some of T. Rowe Price's other clients have investment objectives and programs similar to those of the Fund. T. Rowe Price may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with the Fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is T. Rowe Price's policy not to favor one client over another in making recommendations or in placing orders. T. Rowe Price frequently follows the practice of grouping orders of various clients for execution which generally results in lower commission rates being attained. In certain cases, where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price paid or received with respect to the total order. T. Rowe Price has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients (including the T. Rowe Price Funds) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.
    To the extent possible, T. Rowe Price intends to recapture solicitation fees paid in connection with tender offers through T. Rowe Price Investment Services, Inc., the Fund's distributor. At the present time, T. Rowe Price does not recapture commissions or underwriting discounts or selling group concessions in connection with taxable securities acquired in underwritten offerings. T. Rowe Price does, however, attempt to negotiate elimination of all or a portion of the selling-group concession or underwriting discount when purchasing tax-exempt municipal securities on behalf of its clients in underwritten offerings.

OTHER

    The Funds engaged in portfolio transactions involving broker-dealers in the following amounts for the fiscal years ended February 28, 1994, February 28, 1993 and February 29, 1992:

Fund                             1994             1993               1992
- -------------------- ---------------- ---------------- ------------------
Money                  $3,503,548,000  $3,848,865,000      $4,251,499,000
High Yield              2,185,765,000   1,408,187,000       1,322,908,000
Income                  3,905,016,000   3,328,251,000       2,593,637,000
Insured Intermediate      383,604,000      75,345,000*                 **
Short-Intermediate      1,368,139,000   1,111,763,000       1,080,196,000

 *  For the three-month fiscal period ended February 28, 1993.
**  Prior to commencement of operations.

    The following amounts consisted of principal transactions as to which the Funds have no knowledge of the profits or losses realized by the respective broker-dealers for the fiscal years ended February 28, 1994, February 28, 1993 and February 29, 1992:

Fund                             1994             1993               1992
- --------------------  ---------------  ---------------    ---------------
Money                  $3,503,548,000   $3,832,044,000     $4,231,419,000
High Yield              1,944,568,000    1,235,780,000      1,271,082,000
Income                  3,412,068,000    2,897,793,000      2,457,260,000
Insured Intermediate      343,890,000      70,657,000*                 **
Short-Intermediate      1,250,892,000    1,038,797,000      1,056,760,000

 *  For the three-month fiscal period ended February 28, 1993.
**  Prior to commencement of operations.

    The following amounts involved trades with brokers acting as agents or underwriters for the fiscal years ended February 28, 1994, February 28, 1993 and February 29, 1992:

Fund                              1994             1993               1992
- ---------------------    -------------    -------------      -------------
Money                     $          0     $ 16,822,000       $ 20,081,000
High Yield                 241,196,000      172,407,000         51,826,000
Income                     492,947,000      430,458,000        136,376,000
Insured Intermediate        39,714,000       4,688,000*                 **
Short-Intermediate         117,247,000       72,966,000         23,436,000

 *  For the three-month fiscal period ended February 28, 1993.
**  Prior to commencement of operations.

    The following amounts involved trades with brokers acting as agents or underwriters, in which such brokers received total commissions, including discounts received in connection with underwritings for the fiscal years ended February 28, 1994, February 28, 1993 and February 29, 1992:

Fund                             1994             1993               1992
- --------------------      -----------      -----------          ---------
Money                      $        0       $   23,000           $ 15,000
High Yield                  1,910,000        1,282,000            398,000
Income                        488,000        3,069,000            971,000
Insured Intermediate          256,000          25,000*                 **
Short-Intermediate            582,000          367,000            123,000

 *  For the three-month fiscal period ended February 28, 1993.
**  Prior to commencement of operations.

    The portfolio turnover rates for the following Funds for the fiscal years ended February 28, 1994, February 28, 1993 and February 29, 1992 are:

Fund                             1994             1993               1992
- --------------------           ------          -------             ------
High Yield                      59.3%            34.7%              51.0%
Income                          71.2%            76.7%              57.9%
Insured Intermediate            74.8%           65.3%*                 **
Short-Intermediate              51.1%            38.5%              81.3%

* Figure is annualized and is for the three-month fiscal period ended February 28, 1993.
** Prior to commencement of operations.

OTHER BUSINESS

    The management of each Fund knows of no other business which may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote such proxy in accordance with their judgment on such matters.

GENERAL INFORMATION

    The number of outstanding shares for each Fund, as of February 28, 1994, are shown below. The Money, High Yield, Insured Intermediate and Short-Intermediate Funds' shares each have a par value of $0.01 and the shares of the Income Fund have a $1.00 par value.

                                         Shares
 Fund                               Outstanding
 ---------------------             ------------
 Money                              733,216,000
 High Yield                          76,785,000
 Income                             150,316,000
 Insured Intermediate                 9,370,000
 Short-Intermediate                 101,558,000

    As of February 28, 1994, a wholly-owned subsidiary of T. Rowe Price owned directly 2,484,903, 101,857, 241,105, 105,980 and 212,267 shares of the outstanding stock of the Money, High Yield, Income, Insured Intermediate and Short-Intermediate Funds, respectively, representing approximately 0.34%, 0.13%, 0.16%, 1.13% and 0.21%, respectively. In addition, T. Rowe Price owned directly 22,834,684 shares of the outstanding stock of the Money Fund representing approximately 3.11%.
    The following chart indicates the number of shares beneficially owned, directly or indirectly, by the officers and directors of each Fund and the percentage this ownership represents of each Fund's outstanding shares.

                                     Shares
                                  Beneficially           % Ownership of
                                 Owned Directly            Outstanding
Fund                             or Indirectly               Shares
- ---------------------           ---------------------    ---------------
Money                                780,083                  0.11
High Yield                            65,355                  0.09
Income                                62,402                  0.04
Insured Intermediate                   8,815                  0.09
Short-Intermediate                    93,053                  0.09

    The ownership of the officers and directors reflects their proportionate interests, if any, in 207,985, 8,362, 19,818 and 8,711 shares of the Money, High Yield, Income and Insured Intermediate Funds, respectively, which are owned by a wholly-owned subsidiary of T. Rowe Price, and their proportionate interests in 17,447 shares of the Short-Intermediate Fund owned by T. Rowe Price.
    A copy of the Annual Report of each Fund for the year ended February 28, 1994, including financial statements, has been mailed to shareholders of record at the close of business on that date and to persons who became shareholders of record between that time and the close of business on April 8, 1994, the record date for the determination of the shareholders who are entitled to be notified of and to vote at the meeting.

ANNUAL MEETINGS

    Under Maryland General Corporation Law, any corporation registered under the 1940 Act is not required to hold an annual meeting in any year in which the 1940 Act does not require action by shareholders on the election of directors. The Board of Directors of each Fund has determined that in order to avoid the significant expense associated with holding annual meetings, including legal, accounting, printing and mailing fees incurred in preparing proxy materials, each Fund will take advantage of these Maryland law provisions. Accordingly, no annual meetings shall be held in any year in which a meeting is not otherwise required to be held by the 1940 Act for the election of Directors unless the Board of Directors otherwise determines that there should be an annual meeting. However, special meetings will be held in accordance with applicable law or when otherwise determined by the Board of Directors. Each Fund's By-Laws reflect this policy.

SHAREHOLDER PROPOSALS

    If a shareholder wishes to present a proposal to be included in the Proxy Statement for the next Annual Meeting, and if such Annual Meeting is held in June, 1995, such proposal must be submitted in writing and received by the Corporation's Secretary at its Baltimore office prior to December 26, 1994.

FINANCIAL STATEMENT OF INVESTMENT MANAGER

    The audited consolidated balance sheet of T. Rowe Price which follows is required by the 1940 Act, and should not be confused with, or mistaken for, the financial statements of T. Rowe Price Tax-Exempt Money Fund, Inc., T. Rowe Price Tax-Free High Yield Fund, Inc., T. Rowe Price Tax-Free Income Fund, Inc., T. Rowe Price Tax-Free Insured Intermediate Bond Fund, Inc., and T. Rowe Price Tax-Free Short-Intermediate Fund, Inc., which are set forth in the Annual Report for each Fund.

                        T. ROWE PRICE ASSOCIATES, INC.

                          CONSOLIDATED BALANCE SHEET

                              DECEMBER 31, 1993
                                (in thousands)

ASSETS
Cash and cash equivalents ...................................      $ 46,218
Accounts receivable .........................................        43,102
Investments in sponsored mutual funds
  Short-term bond and money market mutual funds held
    as trading securities ...................................        27,647
  Other funds held as available-for-sale securities .........        69,423
Partnership and other investments ...........................        19,606
Property and equipment ......................................        39,828
Goodwill and deferred expenses ..............................         9,773
Other assets ................................................         7,803
                                                              -------------
                                                                   $263,400
                                                              -------------
                                                              -------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
  Accounts payable and accrued expenses .....................      $ 15,111
  Accrued retirement and other compensation costs ...........        19,844
  Income taxes payable ......................................         5,097
  Dividends payable .........................................         3,784
  Debt ......................................................        12,915
  Deferred revenues .........................................         1,548
  Minority interests in consolidated subsidiaries ...........         9,148
                                                              -------------
      Total liabilities .....................................        67,447
                                                              -------------

Commitments and contingent liabilities

Stockholders' equity
  Common stock, $.20 par value--authorized 48,000,000 shares;
    issued and outstanding 29,095,039 shares ................         5,819
  Capital in excess of par value ............................         1,197
  Unrealized security holding gains .........................         5,345
  Retained earnings .........................................       183,592
                                                              -------------
      Total stockholders' equity ............................       195,953
                                                              -------------
                                                                   $263,400
                                                              -------------
                                                              -------------

The accompanying notes are an integral part of the consolidated balance sheet.

                        T. ROWE PRICE ASSOCIATES, INC.

                  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Associates, Inc. and its consolidated subsidiaries (the "Company") provide investment advisory and administrative services to sponsored mutual funds and investment products, and to private accounts of other institutional and individual investors.

BASIS OF PREPARATION

The Company's financial statements are prepared in accordance with generally accepted accounting principles.

PRINCIPLES OF CONSOLIDATION

The consolidated financial statements include the accounts of all majority owned subsidiaries and, by virtue of the Company's controlling interest, its 50%-owned subsidiary, Rowe Price-Fleming International, Inc. ("RPFI"). All material intercompany accounts are eliminated in consolidation.

CASH EQUIVALENTS

For purposes of financial statement disclosure, cash equivalents consist of all short-term, highly liquid investments including certain money market mutual funds and all overnight commercial paper investments. The cost of these investments is equivalent to fair value.

INVESTMENTS IN SPONSORED MUTUAL FUNDS

On December 31, 1993, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities," which requires the Company to state its mutual fund investments at fair value and to classify these holdings as either trading (held for only a short period of time) or available-for-sale securities. Unrealized holding gains on available-for-sale securities at December 31, 1993 are reported net of income tax effects in a separate component of stockholders' equity.

CONCENTRATION OF CREDIT RISK

Financial instruments which potentially expose the Company to concentrations of credit risk as defined by SFAS No. 105 consist primarily of investments in sponsored money market and bond mutual funds and accounts receivable. Credit risk is believed to be minimal in that counterparties to these financial instruments have substantial assets including the diversified portfolios under management by the Company which aggregate $54.4 billion at December 31, 1993.

                        T. ROWE PRICE ASSOCIATES, INC.

PARTNERSHIP AND OTHER INVESTMENTS

The Company invests in various partnerships and ventures including those sponsored by the Company. These investments which hold equity securities, venture capital investments, debt securities and real estate are stated at cost adjusted for the Company's share of the earnings or losses of the investees subsequent to the date of investment. Because the majority of these entities carry their investments at fair value and include unrealized gains and losses in their reported earnings, the Company's carrying value for these investments approximates fair value.

PROPERTY AND EQUIPMENT

Property and equipment is stated at cost net of accumulated depreciation and amortization computed using the straight-line method. Provisions for depreciation and amortization are based on the following estimated useful lives: computer and communications equipment and furniture and other equipment, 3 to 7 years; building, 40 years; leased land, the 50-year lease term; and leasehold improvements, the shorter of their useful lives or the remainder of the lease term.

                        T. ROWE PRICE ASSOCIATES, INC.

                     NOTES TO CONSOLIDATED BALANCE SHEET

NOTE 1--INVESTMENTS IN SPONSORED MUTUAL FUNDS

Investments in sponsored money market mutual funds, which are classified as cash equivalents in the accompanying consolidated financial statements, aggregate $45,272,000 at December 31, 1993.
    The Company's investments in sponsored mutual funds held as available-for-sale at December 31, 1993 (in thousands) includes:

                                                     Gross
                                                unrealized        Aggregate
                                  Aggregate        holding             fair
                                       cost          gains            value
                               ------------    -----------    -------------
  Stock funds ..............        $34,990         $7,025          $42,015
  Bond funds ...............         26,190          1,218           27,408
                               ------------    -----------    -------------
    Total ..................        $61,180         $8,243          $69,423
                               ------------    -----------    -------------
                               ------------    -----------    -------------

    The Company provides investment advisory and administrative services to the T. Rowe Price family of mutual funds which had aggregate assets under management at December 31, 1993 of $34.7 billion. All services rendered by the Company are provided under contracts that set forth the services to be provided and the fees to be charged. These contracts are subject to periodic review and approval by each of the funds' boards of directors and, with respect to investment advisory contracts, also by the funds' shareholders. Services rendered to the funds accounted for 71% of 1993 revenues.
    Accounts receivable from the sponsored mutual funds aggregated $21,741,000 at December 31, 1993.

NOTE 2--PROPERTY AND EQUIPMENT

Property and equipment at December 31, 1993 (in thousands) consists of:

 Computer and communications equipment ..........             $31,431
 Building and leased land .......................              19,756
 Furniture and other equipment ..................              13,889
 Leasehold improvements .........................               4,691
                                                    ------------------
                                                               69,767
 Accumulated depreciation and amortization ......             (29,939)
                                                    ------------------
                                                              $39,828
                                                    ------------------
                                                    ------------------

                        T. ROWE PRICE ASSOCIATES, INC.

NOTE 3--GOODWILL AND DEFERRED EXPENSES

On September 2, 1992, the Company acquired an investment management subsidiary of USF&G Corporation and combined six USF&G mutual funds with aggregate net assets of $.5 billion into the T. Rowe Price family of funds. The total transaction cost which has been recognized using the purchase method of accounting was approximately $11,024,000, including goodwill of $8,139,000 which is being amortized over 11 years using the straight-line method. Prepaid non-compete and transition services agreements totaling $2,500,000 are being amortized over their three-year life. Accumulated amortization at December 31, 1993 aggregates $2,216,000.
    Goodwill of $1,980,000 from an earlier corporate acquisition is being amortized over 40 years using the straight-line method. Accumulated amortization was $1,039,000 at December 31, 1993.

NOTE 4--DEBT

In June 1991, the Company completed the long-term financing arrangements for its administrative services facility. Terms of the $13,500,000 secured promissory note with Confederation Life Insurance Company include an interest rate of 9.77%, monthly principal and interest payments totaling $128,000 for 10 years, and a final principal payment of $9,845,000 in 2001. A prepayment option is available under the terms of the note; however, the payment of a substantial premium would have been required to retire the debt at December 31, 1993. Related debt issuance costs of $436,000 are included in deferred expenses and are being amortized over the life of the loan to produce an effective annual interest rate of 10.14%.
    The outstanding principal balance for this note was $12,904,000 at December 31, 1993. A fair value of $16,030,000 was estimated based on the cost of risk-free assets that could be acquired to extinguish the obligation at December 31, 1993.
    A maximum of $20,000,000 is available to the Company under unused bank lines of credit at December 31, 1993.

NOTE 5--INCOME TAXES

Deferred income taxes arise from differences between taxable income for financial statement and income tax return purposes and are calculated using the liability method prescribed by SFAS No. 109, "Accounting for Income Taxes."
    The net deferred tax liability of $2,596,000 included in income taxes payable at December 31, 1993 consists of total deferred tax liabilities of $5,609,000 and total deferred tax assets of $3,013,000. Deferred tax liabilities include $2,898,000 arising from unrealized holding gains on available-for-sale securities, $1,353,000 arising from unrealized capital gains allocated from the Company's partnership investments, and $677,000 from differences in the recognition of depreciation expense. Deferred tax assets include $1,100,000 from differences in the recognition of the costs of the defined benefit retirement plan and postretirement benefits.

                        T. ROWE PRICE ASSOCIATES, INC.

NOTE 6--COMMON STOCK AND EMPLOYEE STOCK INCENTIVE PLANS

SHARES AUTHORIZED

At December 31, 1993, the Company had reserved 8,151,315 shares of its unissued common stock for issuance upon the exercise of stock options and 420,000 shares for issuance under an employee stock purchase plan.

SHARE REPURCHASES

The Company's board of directors has authorized the future repurchase of up to 1,432,000 common shares at December 31, 1993.

EXECUTIVE STOCK

At December 31, 1993, there were outstanding 1,226,540 shares of common stock ("Executive Stock") which were sold to certain officers of the Company in 1982 at a discount. These shares are subject to restrictions which require payment of the discount of $.32 per share to the Company at the earlier of the sale of such stock or termination of employment.

STOCK INCENTIVE PLANS

The following table summarizes the status of noncompensatory stock options granted at market value to certain officers and directors of the Company.

                                                OPTIONS                             OPTIONS
            UNEXERCISED        OPTIONS          GRANTED         UNEXERCISED       EXERCISABLE
  YEAR      OPTIONS AT        EXERCISED        (CANCELED)       OPTIONS AT            AT
   OF      DECEMBER 31,         DURING           DURING        DECEMBER 31,      DECEMBER 31,        EXERCISE
 GRANT         1992              1993             1993             1993              1993             PRICE
- -------    -------------      ---------        ----------      -------------     -------------    --------------
1983-4       53,000         (30,600)                  --            22,400         22,400           $.67 & $.75
 1987       309,410         (68,064)                  --           241,346        241,346          $5.38 & $9.38
 1988       359,000         (66,586)                  --           292,414        292,414              $7.94
 1989       632,280         (46,288)             (5,600)           580,392        312,404              $11.38
 1990       681,500         (83,387)            (11,800)           586,313        141,313          $7.19 & $8.50
 1991       811,450         (37,000)            (14,000)           760,450        283,450              $17.00
 1992       926,000         (11,600)            (27,400)           887,000        168,600              $18.75
 1993            --              --           1,154,000          1,154,000             --              $28.13
          ---------        --------           ---------          ---------      ---------
          3,772,640        (343,525)          1,095,200          4,524,315      1,461,927
          ---------        --------           ---------          ---------      ---------
          ---------        --------           ---------          ---------      ---------

The right to exercise stock options generally vests over the five-year period following the grant. After the tenth year following the grant, the right to exercise the related stock options lapses and the options are canceled.

                        T. ROWE PRICE ASSOCIATES, INC.

NOTE 7--EMPLOYEE RETIREMENT PLANS

The Company sponsors two defined contribution retirement plans: a profit-sharing plan based on participant compensation and a 401(k) plan.
    The Company also has a defined benefit plan covering those employees whose annual base salaries do not exceed a specified salary limit. Participant benefits are based on the final month's base pay and years of service subsequent to January 1, 1987. The Company's funding policy is to contribute annually the maximum amount that can be deducted for federal income tax purposes. The following table sets forth the plan's funded status and the amounts recognized in the Company's consolidated balance sheet (in thousands) at December 31, 1993.

Actuarial present value of
  Accumulated benefit obligation for service rendered
    Vested ..................................................   $ 780
    Non-vested ..............................................   1,362
                                                               ------
    Total ...................................................   2,142
  Obligation attributable to estimated future
    compensation increases ..................................   2,594
                                                               ------
  Projected benefit obligation ..............................   4,736
Plan assets held in sponsored mutual funds, at fair value ...   2,594
                                                               ------
Projected benefit obligation in excess of plan assets .......   2,142
Unrecognized loss from decreases in discount rate ...........     407
                                                               ------
Accrued retirement costs ....................................  $1,735
                                                               ------
                                                               ------

Discount rate used in determining actuarial present values ..   6.40%
                                                               ------
                                                               ------

NOTE 8--COMMITMENTS AND CONTINGENT LIABILITIES

The Company is a minority partner in the joint venture which owns the land and building in which the Company leases its corporate offices. Future minimum rental payments under the Company's lease agreement are $3,110,000 in 1994 and 1995, $3,220,000 in 1996, $3,769,000 in 1997 and 1998, and $33,755,000 in 1999
through 2006.
    The Company leases office facilities and equipment under other noncancelable operating leases. Future minimum rental payments under these leases aggregate $4,621,000 in 1994, $4,123,000 in 1995, $1,776,000 in 1996,
$1,259,000 in 1997, $696,000 in 1998, and $4,806,000 in later years.
    At December 31, 1993, the Company had outstanding commitments to invest an additional $6,757,000 in various investment partnerships and ventures.
    The Company has contingent obligations at December 31, 1993 under a $500,000 direct pay letter of credit expiring not later than 1999 and a $780,000 standby letter of credit which is renewable annually.

                        T. ROWE PRICE ASSOCIATES, INC.

NOTE 8--COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)

    Consolidated   stockholders'   equity   at   December  31,  1993  includes
$32,635,000 which is restricted as to use under various regulations and agreements to which the Company and its subsidiaries are subject in the ordinary course of business.
    From time to time, the Company is a party to various employment-related claims, including claims of discrimination, before federal, state and local administrative agencies and courts. The Company vigorously defends itself against these claims. In the opinion of management, after consultation with counsel, it is unlikely that any adverse determination in one or more pending employment-related claims would have a material adverse effect on the Company's financial position.

                      REPORT OF INDEPENDENT ACCOUNTANTS

To the Stockholders and Board of Directors of T. Rowe Price Associates, Inc.



In our opinion, the accompanying consolidated balance sheet presents fairly, in all material respects, the financial position of T. Rowe Price Associates, Inc. and its subsidiaries at December 31, 1993 in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Company's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE


Baltimore, Maryland
January 25, 1994

T ROWE PRICE LOGO                                                        PROXY
- ------------------------------------------------------------------------------
     INSTRUCTIONS:
1. Cast your vote by checking the appropriate boxes on the reverse side. If you do not check a box, your vote will be cast FOR that proposal.
2.   Sign and date the card below.
3. Please return the signed card promptly using the enclosed postage paid envelope, even if you will be attending the meeting.
4.   Please do not enclose checks or any other correspondence.

          Please fold and detach card at perforation before mailing.
- ------------------------------------------------------------------------------
T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.      MEETING: 8:30 A.M. EASTERN TIME

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints William T. Reynolds and James S. Riepe, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of stock of the Fund, which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Wednesday, June 8, 1994, at the time indicated above, at the offices of the Fund, 100 East Pratt Street, Baltimore, Maryland 21202, and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated April 25, 1994, receipt of which is hereby acknowledged.

                                      Please  sign  exactly  as  name appears.
                                      Only authorized officers should sign for
                                      corporations.  For information as to the
                                      voting  of stock registered in more than
                                      one  name,  see  page 3 of the Notice of
                                      Annual Meeting and Proxy Statement.
                                      Dated: -------------------------- , 1994
                                      ----------------------------------------
                                      ----------------------------------------
                                                    Signature(s)
                                              CUSIP#779575109/fund#052

T ROWE PRICE LOGO                  WE NEED YOUR PROXY VOTE BEFORE JUNE 8, 1994
- ------------------------------------------------------------------------------
Please refer to the Proxy Statement discussion of each of these matters.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

          Please fold and detach card at perforation before mailing.
- ------------------------------------------------------------------------------
1.  Election of         FOR all nominees            WITHHOLD AUTHORITY  1.
    directors.          listed below (except        to vote for all nominees
                        as marked to the            listed below
                        contrary)

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
  Robert P. Black  Calvin W. Burnett  George J. Collins  Anthony W. Deering
 F. Pierce Linaweaver  William T. Reynolds  James S. Riepe  John G. Schreiber
                            Anne Marie Whittemore

2.  Approve changes to the   FOR EACH POLICY        AGAINST      ABSTAIN  2.
    Fund's fundamental       LISTED BELOW (except   ALL          ALL
    policies.                as marked to the
                             contrary

IF YOU DO NOT WISH TO APPROVE A POLICY CHANGE, PLEASE CHECK THE APPROPRIATE BOX BELOW:
(A) Municipal       (F) Voting          (L) Control         (Q) Options
    Securities          Securities
(B) Borrowing       (G) Real Estate     (M) Investment      (R) Ownership of
                                            Companies           Securities
(C) Industry        (H) Equity          (N) Purchasing on   (S) Illiquid
    Concentration       Securities          Margin              Securities
(D) Lending         (J) Senior          (O) Pledging Assets (T) Short Sales
                        Securities
(E) Single Issuer   (K) Underwriting    (P) Oil and Gas     (U) Unseasoned
                        Securities                              Issuers

3.  Ratify the selection of Coopers & Lybrand as independent accountants.
                                                 FOR    AGAINST    ABSTAIN  3.

4.  Amend Articles of Incorporation to delete policy on pricing securities.
                                                 FOR    AGAINST    ABSTAIN  4.

I authorize the Proxies, in their discretion, to vote upon such other business as may properly come before the meeting.

                                                      CUSIP#779575109/fund#052

T ROWE PRICE LOGO                                                        PROXY
- ------------------------------------------------------------------------------
     INSTRUCTIONS:
1. Cast your vote by checking the appropriate boxes on the reverse side. If you do not check a box, your vote will be cast FOR that proposal.
2.   Sign and date the card below.
3. Please return the signed card promptly using the enclosed postage paid envelope, even if you will be attending the meeting.
4.   Please do not enclose checks or any other correspondence.

          Please fold and detach card at perforation before mailing.
- ------------------------------------------------------------------------------
T. ROWE PRICE TAX-FREE INCOME FUND, INC.       MEETING: 8:30 A.M. EASTERN TIME

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints William T. Reynolds and James S. Riepe, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of stock of the Fund, which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Wednesday, June 8, 1994, at the time indicated above, at the offices of the Fund, 100 East Pratt Street, Baltimore, Maryland 21202, and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated April 25, 1994, receipt of which is hereby acknowledged.

                                      Please  sign  exactly  as  name appears.
                                      Only authorized officers should sign for
                                      corporations.  For information as to the
                                      voting  of stock registered in more than
                                      one  name,  see  page 3 of the Notice of
                                      Annual Meeting and Proxy Statement.
                                      Dated: -------------------------- , 1994
                                      ----------------------------------------
                                      ----------------------------------------
                                                    Signature(s)
                                              CUSIP#779576107/fund#045

T ROWE PRICE LOGO                  WE NEED YOUR PROXY VOTE BEFORE JUNE 8, 1994
- ------------------------------------------------------------------------------
Please refer to the Proxy Statement discussion of each of these matters.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

          Please fold and detach card at perforation before mailing.
- ------------------------------------------------------------------------------
1.  Election of         FOR all nominees            WITHHOLD AUTHORITY  1.
    directors.          listed below (except        to vote for all nominees
                        as marked to the            listed below
                        contrary)

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
  Robert P. Black  Calvin W. Burnett  George J. Collins  Anthony W. Deering
 F. Pierce Linaweaver  William T. Reynolds  James S. Riepe  John G. Schreiber
                            Anne Marie Whittemore

2.  Approve changes to the   FOR EACH POLICY        AGAINST      ABSTAIN  2.
    Fund's fundamental       LISTED BELOW (except   ALL          ALL
    policies.                as marked to the
                             contrary

IF YOU DO NOT WISH TO APPROVE A POLICY CHANGE, PLEASE CHECK THE APPROPRIATE BOX BELOW:
(A) Municipal       (G) Real Estate     (L) Control         (Q) Options
    Securities
(B) Borrowing       (H) Equity          (M) Investment      (R) Ownership of
                        Securities          Companies           Securities
(C) Industry        (I) Commodities and (N) Purchasing on   (S) Illiquid
    Concentration       Futures             Margin              Securities
(D) Lending         (J) Senior          (O) Pledging Assets (T) Short Sales
                        Securities
(E) Single Issuer   (K) Underwriting    (P) Oil and Gas     (U) Unseasoned
                        Securities                              Issuers
(F) Voting
    Securities

3.  Ratify the selection of Price Waterhouse as independent accountants.
                                                 FOR    AGAINST    ABSTAIN  3.

4.  Amend Articles of Incorporation to delete policy on pricing securities.
                                                 FOR    AGAINST    ABSTAIN  4.

I authorize the Proxies, in their discretion, to vote upon such other business as may properly come before the meeting.

                                                      CUSIP#779576107/fund#045

T. ROWE PRICE LOGO                                                       PROXY
- ------------------------------------------------------------------------------
     INSTRUCTIONS:
1. Cast your vote by checking the appropriate boxes on the reverse side. If you do not check a box, your vote will be cast FOR that proposal.
2.   Sign and date the card below.
3. Please return the signed card promptly using the enclosed postage paid envelope, even if you will be attending the meeting.
4.   Please do not enclose checks or any other correspondence.

          Please fold and detach card at perforation before mailing.
- ------------------------------------------------------------------------------
T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.
                                               MEETING: 8:30 A.M. EASTERN TIME

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mary J. Miller and James S. Riepe, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of stock of the Fund, which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Wednesday, June 8, 1994, at the time indicated above, at the offices of the Fund, 100 East Pratt Street, Baltimore, Maryland 21202, and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated April 25, 1994, receipt of which is hereby acknowledged.

                                      Please  sign  exactly  as  name appears.
                                      Only authorized officers should sign for
                                      corporations.  For information as to the
                                      voting  of stock registered in more than
                                      one  name,  see  page 3 of the Notice of
                                      Annual Meeting and Proxy Statement.
                                      Dated: -------------------------- , 1994
                                      ----------------------------------------
                                      ----------------------------------------
                                                    Signature(s)
                                              CUSIP#779902105/fund#056

T. ROWE PRICE LOGO                 WE NEED YOUR PROXY VOTE BEFORE JUNE 8, 1994
- ------------------------------------------------------------------------------
Please refer to the Proxy Statement discussion of each of these matters.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

          Please fold and detach card at perforation before mailing.
- ------------------------------------------------------------------------------
1.  Election of directors. FOR all nominees         WITHHOLD AUTHORITY  1.
                           listed below (except     to vote for all nominees
                           as marked to the         listed below
                           contrary)

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
  Robert P. Black  Calvin W. Burnett  George J. Collins  Anthony W. Deering
  F. Pierce Linaweaver  Mary J. Miller  William T. Reynolds  James S. Riepe
                   John G. Schreiber  Anne Marie Whittemore

2.  Approve changes to the   FOR EACH POLICY       AGAINST     ABSTAIN  2.
    Fund's fundamental       LISTED BELOW (except  ALL         ALL
    policies.                as marked to the
                             contrary)

IF YOU DO NOT WISH TO APPROVE A POLICY CHANGE, PLEASE CHECK THE APPROPRIATE BOX BELOW:
(A) Municipal       (G) Real Estate     (L) Control         (Q) Options
    Securities
(B) Borrowing       (H) Equity          (M) Investment      (R) Ownership of
                        Securities          Companies           Securities
(C) Industry        (I) Commodities and (N) Purchasing on   (S) Illiquid
    Concentration       Futures             Margin              Securities
(D) Lending         (J) Senior          (O) Pledging Assets (T) Short Sales
                        Securities
(E) Single Issuer   (K) Underwriting    (P) Oil and Gas     (U) Unseasoned
                        Securities                              Issuers
(F) Voting
    Securities

3.  Ratify the selection of Price Waterhouse as independent accountants.
                                                 FOR    AGAINST    ABSTAIN  3.

I authorize the Proxies, in their discretion, to vote upon such other business as may properly come before the meeting.

                                                      CUSIP#779902105/fund#056

T ROWE PRICE LOGO                                                        PROXY
- ------------------------------------------------------------------------------
     INSTRUCTIONS:
1. Cast your vote by checking the appropriate boxes on the reverse side. If you do not check a box, your vote will be cast FOR that proposal.
2.   Sign and date the card below.
3. Please return the signed card promptly using the enclosed postage paid envelope, even if you will be attending the meeting.
4.   Please do not enclose checks or any other correspondence.

          Please fold and detach card at perforation before mailing.
- ------------------------------------------------------------------------------
T. ROWE PRICE TAX-FREE INSURED INTERMEDIATE BOND FUND, INC.
                                               MEETING: 8:30 A.M. EASTERN TIME

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints George J. Collins and James S. Riepe, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of stock of the Fund, which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Wednesday, June 8, 1994, at the time indicated above, at the offices of the Fund, 100 East Pratt Street, Baltimore, Maryland 21202, and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated April 25, 1994, receipt of which is hereby acknowledged.

                                      Please  sign  exactly  as  name appears.
                                      Only authorized officers should sign for
                                      corporations.  For information as to the
                                      voting  of stock registered in more than
                                      one  name,  see  page 3 of the Notice of
                                      Annual Meeting and Proxy Statement.
                                      Dated: -------------------------- , 1994
                                      ----------------------------------------
                                      ----------------------------------------
                                                    Signature(s)
                                              CUSIP#779575109/fund#049

T ROWE PRICE LOGO                  WE NEED YOUR PROXY VOTE BEFORE JUNE 8, 1994
- ------------------------------------------------------------------------------
Please refer to the Proxy Statement discussion of each of these matters.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

          Please fold and detach card at perforation before mailing.
- ------------------------------------------------------------------------------
1.  Election of directors. FOR all nominees         WITHHOLD AUTHORITY  1.
                           listed below (except     to vote for all nominees
                           as marked to the         listed below
                           contrary)

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
  Robert P. Black  Calvin W. Burnett  George J. Collins  Anthony W. Deering
 F. Pierce Linaweaver  William T. Reynolds  James S. Riepe  John G. Schreiber
                            Anne Marie Whittemore

2.  Approve changes to the   FOR EACH POLICY       AGAINST      ABSTAIN  2.
    Fund's fundamental       LISTED BELOW (except  ALL          ALL
    policies.                as marked to the
                             contrary)

IF YOU DO NOT WISH TO APPROVE A POLICY CHANGE, PLEASE CHECK THE APPROPRIATE BOX BELOW:
(A) Municipal       (D) Lending         (F) Voting          (H) Equity
    Securities                              Securities          Securities
(B) Borrowing       (E) Single Issuer   (G) Real Estate     (I) Commodities
                                                                and Futures
(C) Industry
    Concentration

3.  Ratify the selection of Coopers & Lybrand as independent accountants.
                                                 FOR    AGAINST    ABSTAIN  3.

I authorize the Proxies, in their discretion, to vote upon such other business as may properly come before the meeting.

                                                      CUSIP#779575109/fund#049

T. ROWE PRICE LOGO                                                       PROXY
- ------------------------------------------------------------------------------
     INSTRUCTIONS:
1. Cast your vote by checking the appropriate boxes on the reverse side. If you do not check a box, your vote will be cast FOR that proposal.
2.   Sign and date the card below.
3. Please return the signed card promptly using the enclosed postage paid envelope, even if you will be attending the meeting.
4.   Please do not enclose checks or any other correspondence.

          Please fold and detach card at perforation before mailing.
- ------------------------------------------------------------------------------
T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.   MEETING: 8:30 A.M. EASTERN TIME

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints William T. Reynolds and James S. Riepe, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of stock of the Fund, which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Wednesday, June 8, 1994, at the time indicated above, at the offices of the Fund, 100 East Pratt Street, Baltimore, Maryland 21202, and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated April 25, 1994, receipt of which is hereby acknowledged.

                                      Please  sign  exactly  as  name appears.
                                      Only authorized officers should sign for
                                      corporations.  For information as to the
                                      voting  of stock registered in more than
                                      one  name,  see  page 3 of the Notice of
                                      Annual Meeting and Proxy Statement.
                                      Dated: -------------------------- , 1994
                                      ----------------------------------------
                                      ----------------------------------------
                                                    Signature(s)
                                              CUSIP#741486104/fund#059

T. ROWE PRICE LOGO                 WE NEED YOUR PROXY VOTE BEFORE JUNE 8, 1994
- ------------------------------------------------------------------------------
Please refer to the Proxy Statement discussion of each of these matters.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

          Please fold and detach card at perforation before mailing.
- ------------------------------------------------------------------------------
1.  Election of         FOR all nominees            WITHHOLD AUTHORITY  1.
directors.              listed below (except        to vote for all nominees
                        as marked to the            listed below
                        contrary)

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
  Robert P. Black  Calvin W. Burnett  George J. Collins  Anthony W. Deering
 F. Pierce Linaweaver  William T. Reynolds  James S. Riepe  John G. Schreiber
                            Anne Marie Whittemore

2.  Approve changes to the   FOR EACH POLICY        AGAINST      ABSTAIN  2
    Fund's fundamental       LISTED BELOW (except   ALL          ALL
    policies.                as marked to the
                             contrary)

IF YOU DO NOT WISH TO APPROVE A POLICY CHANGE, PLEASE CHECK THE APPROPRIATE BOX BELOW:
(A) Municipal       (G) Real Estate     (L) Control         (Q) Options
    Securities;
(B) Borrowing       (H) Equity          (M) Investment      (R) Ownership of
                        Securities          Companies           Securities
(C) Industry        (I) Commodities and (N) Purchasing on   (S) Illiquid
    Concentration       Futures             Margin              Securities
(D) Lending         (J) Senior          (O) Pledging Assets (T) Short Sales
                        Securities
(E) Single Issuer   (K) Underwriting    (P) Oil and Gas     (U) Unseasoned
                        Securities                              Issuers
(F) Voting
    Securities

3.  Ratify the selection of Coopers & Lybrand as independent accountants.
                                                 FOR    AGAINST    ABSTAIN  3.

I authorize the Proxies, in their discretion, to vote upon such other business as may properly come before the meeting.

                                                      CUSIP#741486104/fund#059